UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-04375

Name of Fund: BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2017

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Municipal Bond Fund, Inc.

➢	BlackRock High Yield Municipal Fund

➢	BlackRock National Municipal Fund

➢	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

➢	BlackRock New York Municipal Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme — governments taking policy action to support growth — was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended December 31, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the Custom High Yield Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom High Yield Index.

What factors influenced performance?

•

Municipal bonds lost ground in the second half of 2016. After producing slightly positive returns through August, municipal bonds began to move lower in September and October due to rising yields in the U.S. Treasury market and a pick-up in new tax-exempt issuance. The weakness accelerated in November once Donald Trump’s election victory caused investors to factor a backdrop of stronger growth and tighter U.S. Federal Reserve policy into market prices. The municipal market stabilized and retraced some of its losses in December as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn. High-yield municipals underperformed the investment-grade market for the semi-annual period.

•

The Fund’s exposure to long-dated bonds with maturities of 25 years and above, which lagged the broader market, detracted from results. A higher-quality bias also hurt performance, as the Fund’s holdings in lower-rated investment-grade bonds (such as those rated BBB and A) trailed non-investment grade securities. Sector concentrations in transportation, health care and tobacco detracted as well. A continued underweight in Puerto Rico-related bonds, which gained ground in the period, also represented a headwind.

•

Having an underweight position in unrated securities, which lagged, was a positive for relative performance. An underweight in the local tax-backed sector was an additional contributor, as was an overweight in bonds in the seven- to 12-year maturity range.

•

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a modestly positive effect on returns.

Describe recent portfolio activity.

•

When necessary, the Fund sold certain holdings to maintain an appropriate level of cash reserves. The Fund’s sales also reflected the investment adviser’s efforts to maintain the portfolio’s desired credit and duration profile, while seeking to target securities less affected by the market decline. (Duration is a measure of interest-rate sensitivity.) The Fund also employed tax-loss selling late in the year as a means to realize losses, using the proceeds to add similar securities at higher yields.

Describe portfolio positioning at period end.

•

The Fund’s duration posture was close to that of the secondary benchmark at year end. The Fund maintained its higher-quality bias and underweight in unrated securities. At the sector level, the Fund was overweight in transportation and tobacco issues, and it was underweight in state and local tax-backed bonds. The Fund also held an underweight position in school districts. The Fund’s leverage was somewhat lower on December 31, 2016 compared to its level of six months ago, while its risk profile was increased given the possibility of higher interest rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom High Yield Index is a customized benchmark that reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.13%	4.07%	(5.54)%	1.03%	N/A	5.96%	N/A	4.14%	N/A
Investor A	3.72	3.69	(5.78)	0.66	(3.61)%	5.67	4.75%	3.86	3.41%
Investor C	3.14	3.10	(6.02)	0.02	(0.95)	4.89	4.89	3.09	3.09
S&P® Municipal Bond Index	—	—	(3.43)	0.77	N/A	3.55	N/A	4.20	N/A
Custom High Yield Index	—	—	(3.03)	4.40	N/A	6.74	N/A	4.57	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]
Institutional	$1,000.00	$944.60	$3.23	$2.79	$1,000.00	$1,021.88	$3.36	$1,022.33	$2.91
Investor A	$1,000.00	$942.20	$4.45	$4.01	$1,000.00	$1,020.62	$4.63	$1,021.07	$4.18
Investor C	$1,000.00	$939.80	$8.12	$7.68	$1,000.00	$1,016.84	$8.44	$1,017.29	$7.98

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.66% for Institutional, 0.91% for Investor A and 1.66% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.57% for Institutional, 0.82% for Investor A and 1.57% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	5

BlackRock High Yield Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Health	19%
Tobacco	19
Transportation	17
County/City/Special District/School District	12
Education	11
Utilities	8
Corporate	7
State	6
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2017	15%
2018	3
2019	4
2020	7
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	4%
AA/Aa	14
A	6
BBB/Baa	22
BB/Ba	11
B	12
CCC	1
N/R2	30

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 5% of the Fund’s total investments.

6	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended December 31, 2016, all of the Fund’s Shares outperformed the primary benchmark, the S&P® Municipal Bond Index, except for Investor B Shares performed in line and Investor C Shares underperformed. The Fund outperformed its secondary benchmark, the Custom National Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the Custom National Index.

What factors influenced performance?

•

Municipal bonds lost ground in the second half of 2016. After producing slightly positive returns through August, municipal bonds began to move lower in September and October due to a pick-up in new tax-exempt issuance and rising yields in the U.S. Treasury market. The weakness accelerated in November once Donald Trump’s election victory caused investors to factor a backdrop of stronger growth and tighter Fed policy into market prices. The municipal market stabilized and retraced some of its losses in December as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

Although the Fund finished the period with a negative absolute return, as would be expected given the broader market environment, several factors contributed to its outperformance versus the benchmark. First, the Fund kept its duration (interest-rate sensitivity) below that of the index, a positive at a time in which yields rose and prices fell. The Fund also maintained an above-average level of cash reserves. In taking this approach, the investment adviser’s goal was not to express a view on market direction, but rather to maintain sufficient liquidity to handle redemptions and provide the flexibility to capitalize on the volatility that usually occurs at year end. However, given the market’s poor performance, the cash weighting had a favorable effect on results. In addition, it enabled the investment adviser to take advantage of the volatility that occurred in the wake of the election. The Fund’s low use of leverage also helped minimize the impact of weak market performance.

•	At a time of heightened investor risk aversion, higher-quality bonds generally outpaced their lower-quality counterparts. In this environment, the Fund’s high average credit quality of A+ (based on the Standard & Poor’s rating system) helped shield it from the weaker performance of lower-rated issues.

•

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that Treasury yields rose, as prices fell, this aspect of the Fund’s positioning had a modestly positive effect on returns. In the latter part of the period, the investment adviser increased the extent of the position to help offset the risk of rising rates.

•

On the negative side, the Fund’s exposure to longer-maturity securities detracted from performance. Since longer maturities have higher interest-rate sensitivity, they typically underperform shorter-dated securities during times of rising rates.

•

The Fund’s exposure to the tobacco sector, though modest, was an additional detractor. Yield spreads for tobacco-related debt widened as rising redemptions among high-yield municipal bond funds led to selling in the sector.

Describe recent portfolio activity.

•

The Fund received strong inflows early in the period, and the investment adviser built up significant cash reserves rather than putting the cash to work immediately. As rates rose towards year end, some of these reserves were pared down. The Fund’s purchases were concentrated in higher-quality securities, with a mix of primary and secondary market opportunities.

•

At the close of the year, the Fund held overweight positions in the pre-refunded, transportation and utilities sectors. The Fund’s weighting in pre-refunded securities increased during the period, as lower rates prompted municipal issuers to refinance older, higher-yielding debt.

Describe portfolio positioning at period end.

•	The Fund continued to have a defensive positioning, with an above-average cash weighting, a high average credit quality, low leverage and a duration below that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	7

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]

The Custom National Index is a customized benchmark that reflects the returns of the S&P® Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those bonds in the S&P® Municipal Bond Index that have maturities greater than five years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.26%	2.11%	(3.08)%	0.31%	N/A	4.03%	N/A	4.37%	N/A
Service	2.01	1.92	(3.10)	0.20	N/A	3.74	N/A	4.11	N/A
Investor A	1.92	1.80	(3.17)	0.15	(4.11)%	3.87	2.97	4.17	3.72%
Investor B	1.52	1.39	(3.42)	(0.36)	(4.26)	3.35	3.00	3.65	3.65
Investor C	1.27	1.20	(3.54)	(0.60)	(1.57)	3.09	3.09	3.39	3.39
Investor C1	1.47	1.41	(3.36)	(0.40)	N/A	3.31	N/A	3.60	N/A
Class K	2.31	2.23	(2.95)	0.51	N/A	4.16	N/A	4.50	N/A
S&P® Municipal Bond Index	—	—	(3.43)	0.77	N/A	3.55	N/A	4.20	N/A
Custom National Index	—	—	(4.40)	0.82	N/A	3.96	N/A	4.41	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]
Institutional	$1,000.00	$969.20	$2.58	$2.58	$1,000.00	$1022.61	$2.65	$1022.61	$2.65
Service Class	$1,000.00	$969.00	$3.67	$3.62	$1,000.00	$1021.51	$3.77	$1021.51	$3.72
Investor A	$1,000.00	$968.30	$3.52	$3.52	$1,000.00	$1021.61	$3.62	$1021.61	$3.62
Investor B	$1,000.00	$965.80	$6.04	$6.00	$1,000.00	$1019.11	$6.21	$1019.11	$6.16
Investor C	$1,000.00	$964.60	$7.23	$7.23	$1,000.00	$1017.81	$7.43	$1017.91	$7.43
Investor C1	$1,000.00	$966.40	$6.25	$6.25	$1,000.00	$1018.81	$6.41	$1018.91	$6.41
Class K	$1,000.00	$970.50	$2.11	$2.09	$1,000.00	$1022.66	$2.16	$1023.11	$2.14

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.43% for BlackRock, 0.52% for Institutional, 0.74% for Service, 0.71% for Investor A, 1.22% for Investor B, 1.46% for Investor C and 1.26% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.42% for BlackRock, 0.52% for Institutional, 0.73% for Service, 0.71% for Investor A, 1.21% for Investor B, 1.46% for Investor C and 1.26% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

8	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

BlackRock National Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

Transportation	27%
Utilities	20
Health	17
County/City/Special District/School District	12
State	10
Education	8
Corporate	3
Tobacco	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments

Calendar Year Ended December 31,
2017	6%
2018	12
2019	17
2020	9
2021	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	12%
AA/Aa	49
A	23
BBB/Baa	7
BB/Ba	2
B	3
N/R2	4

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	9

Fund Summary as of December 31, 2016	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended December 31, 2016, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, but it underperformed its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

•

Municipal bonds lost ground in the second half of 2016, reflecting heavy new issuance and expectations for more aggressive Fed policy in the year ahead. Short-term municipal bonds, while finishing in negative territory, nonetheless outpaced longer-term issues.

•

The Fund’s relative performance was pressured by its overweight positions in the health care, transportation and utilities sectors. These sectors had longer average maturities than the benchmark, a negative at a time of rising yields.

•

The Fund’s yield curve positioning aided performance. The Fund held a large cash position and an overweight in shorter maturities, which cushioned the downturn in the broader market. An underweight to duration (in other words, lower interest-rate sensitivity than the benchmark) was an additional positive. The Fund’s underweight position in pre-refunded bonds contributed, as did an overweight in the corporate sector. Security selection in the latter group also helped performance.

Describe recent portfolio activity.

•	Throughout the second half of 2016, the investment adviser made a concerted effort to structure the portfolio to match its benchmark more closely. The goal of this strategy was to help insulate the portfolio from potential volatility surrounding key events such as Fed meetings, the advent of money market reform in October and the U.S Presidential election in November. The investment adviser built cash reserves to shorten duration and increase liquidity, as the markets began to debate the implications of these events.

•

Entering the fourth quarter, issuers’ attempts to access the new-issue market prior to the U.S. Presidential election led to an influx of new supply that started to push yields higher. Municipal yields climbed further in line with U.S. Treasury securities following the election, as expectations for higher growth and rising inflation led to elevated mutual fund redemptions. In response, the investment adviser continued to increase the portfolio’s cash reserves. Near the end of the period, the Fund began to add to its fixed-rate positions as the confluence of rising yields, a slowdown in mutual fund selling and lower new issue supply provided a solid entry point to reduce the cash position and lock in higher yields.

Describe portfolio positioning at period end.

•

The Fund closed the year with an above-average cash position and an overweight in the tax-backed state and local sectors, especially in high-tax states. Within these sectors, the investment adviser maintained a higher-quality bias. The Fund also held an overweight in the utilities, transportation and health care sectors because of their additional yield and ability to augment diversification.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets in municipal bonds and invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than two years.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than four years.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.94%	0.81%	(0.88)%	(0.06)%	N/A	0.33%	N/A	1.54%	N/A
Investor A	0.67	0.57	(0.92)	(0.34)	(3.32)%	0.08	(0.53)%	1.28	0.97%
Investor A1	0.84	0.75	(0.94)	(0.17)	N/A	0.23	N/A	1.43	N/A
Investor C	(0.05)	(0.15)	(1.37)	(1.07)	(2.06)	(0.71)	(0.71)	0.50	0.50
Class K	0.99	0.87	(0.88)	(0.06)	N/A	0.33	N/A	1.53	N/A
S&P® Municipal Bond Index	—	—	(3.43)	0.77	N/A	3.55	N/A	4.20	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	(0.64)	0.37	N/A	0.88	N/A	2.22	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$991.20	$1.91	$1,000.00	$1023.29	$1.94	0.38%
Investor A	$1,000.00	$990.80	$3.26	$1,000.00	$1021.93	$3.31	0.65%
Investor A1	$1,000.00	$990.60	$2.46	$1,000.00	$1022.74	$2.50	0.49%
Investor C	$1,000.00	$986.30	$7.11	$1,000.00	$1018.05	$7.22	1.42%
Class K	$1,000.00	$991.20	$1.91	$1,000.00	$1023.29	$1.94	0.38%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	11

BlackRock Short-Term Municipal Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments

County/City/Special District/School District	26%
State	23
Utilities	21
Education	10
Transportation	9
Health	6
Banks	3
Tobacco	1
Housing	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[2]	Percent of Total Investments

Calendar Year Ended December 31,
2017	20%
2018	36
2019	30
2020	12

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	28%
AA/Aa	47
A	14
BBB/Baa	1
N/R	10

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

12	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock New York Municipal Opportunities Fund

Investment Objective

BlackRock New York Municipal Opportunities Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended December 31, 2016, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, as well as its secondary benchmark, the S&P® New York Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index.

What factors influenced performance?

•

Municipal bonds lost ground in the second half of 2016. After producing slightly positive returns through August, municipals began to move lower in September and October due to rising yields in the U.S. Treasury market and a pick-up in new tax-exempt issuance. (Prices and yields move in opposite directions.) The weakness accelerated in November once Donald Trump’s election victory caused investors to factor in a backdrop of stronger growth and tighter Fed policy. The municipal market stabilized and retraced some of its losses in December as the relative attractiveness of the asset class brought in new investors, but the modest rally was insufficient to make up for the earlier downturn.

•

The Fund’s duration positioning was a significant detractor from performance at a time in which yields rose. (Duration is a measure of interest-rate sensitivity.) Overweight positions in the transportation, education and tobacco sectors, which lagged the broader market, also detracted. Investments in lower-coupon bonds detracted from results since such bonds tend to have greater interest-rate sensitivity and more price volatility than bonds with larger coupons. As a result, they underperformed in the rising-rate environment. In terms of credit quality, the Fund’s over-

weight exposure to lower-rated market segments (bonds rated A and BBB) hurt relative performance given that investors responded to the weak market conditions by gravitating to higher-quality issues.

•

The Fund sought to manage interest rate risk using U.S. Treasury futures. At a time when Treasury yields rose, as prices fell, this aspect of the Fund’s positioning made a meaningful contribution to performance.

•

The Fund’s overweight in housing bonds, which traditionally outperform during rising rate environments due to their strong credit quality and attractive yields, also helped performance. Holdings in pre-refunded and escrowed bonds — which were aided by their above-average credit quality — contributed positively, as well. The Fund’s cash position, though modest, was an additional positive at a time of falling prices.

Describe recent portfolio activity.

•

Early in the period, the new-issue market provided opportunities for the Fund to diversify into different credits and structures on an opportunistic basis. These purchases proved premature, however, as the increase in rates accelerated late in the year. As rates continued to rise, portfolio activity turned to managing cash flows, effecting tax-loss swaps and improving yield.

Describe portfolio positioning at period end.

•

Relative to the S&P® New York Municipal Bond Index, the Fund was slightly biased toward the long end of the yield curve to capture additional yield and capitalize on the positive supply-and-demand factors that typically affect the market near year end.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	13

BlackRock New York Municipal Opportunities Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. The Fund’s total returns prior to February 18, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock New York Municipal Bond Fund.

[3]

The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than one month.

[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.08%	2.96%	(3.71)%	1.22%	N/A	4.56%	N/A	4.20%	N/A
Investor A	2.72	2.63	(3.83)	0.97	(3.32)%	4.29	3.39%	3.93	3.48%
Investor A1	2.87	2.78	(3.76)	1.10	N/A	4.45	N/A	4.08	N/A
Investor C	2.09	2.00	(4.19)	0.22	(0.77)	3.54	3.54	3.17	3.17
Investor C1	2.49	2.43	(4.00)	0.61	N/A	3.94	N/A	3.57	N/A
S&P® Municipal Bond Index	—	—	(3.43)	0.77	N/A	3.55	N/A	4.20	N/A
S&P® New York Municipal Bond Index	—	—	(3.49)	0.56	N/A	3.43	N/A	4.21	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Including Interest Expense and Fees[6]	Excluding Interest Expense and Fees[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]
Institutional	$1,000.00	$962.90	$3.17	$2.67	$1,000.00	$1,021.98	$3.26	$1,022.48	$2.75
Investor A	$1,000.00	$961.70	$4.40	$3.91	$1,000.00	$1,020.72	$4.53	$1,021.22	$4.02
Investor A1	$1,000.00	$962.40	$3.71	$3.22	$1,000.00	$1,021.42	$3.82	$1,021.93	$3.31
Investor C	$1,000.00	$958.10	$8.09	$7.60	$1,000.00	$1,016.94	$8.34	$1,017.44	$7.83
Investor C1	$1,000.00	$960.00	$6.13	$5.63	$1,000.00	$1,018.95	$6.31	$1,019.46	$5.80

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.64% for Institutional, 0.89% for Investor A, 0.75% for Investor A1, 1.64% for Investor C and 1.24% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.54% for Institutional, 0.79% for Investor A, 0.65% for Investor A1, 1.54% for Investor C and 1.14% for Investor C1), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 17 for further information on how expenses were calculated.

14	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

BlackRock New York Municipal Opportunities Fund

Overview of the Fund’s Total Investments*

Sector Allocation	Percent of Total Investments
County/City/Special District/School District	23%
Transportation	23
Education	14
Utilities	11
Health	9
State	8
Tobacco	6
Housing	3
Corporate	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]	Percent of Total Investments
Calendar Year Ended December 31,
2017	9%
2018	3
2019	8
2020	5
2021	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	Percent of Total Investments

AAA/Aaa	15%
AA/Aa	32
A	27
BBB/Baa	7
BB/Ba	3
B	3
CCC	1
N/R2	12

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of December 31, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% of the Fund’s total investments.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	15

About Fund Performance

•

Institutional and Class K Shares (Class K Shares are available in BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares. Prior to July 18, 2011 for BlackRock National Municipal Fund, Class K Share performance results are those of the Institutional Shares restated to reflect Class K Share fees. On the close of business on September 1, 2015, all of the issued and outstanding BlackRock Shares of BlackRock Short-Term Municipal Fund were redesignated as Class K Shares.

•

Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Opportunities Fund; and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current eligible investors of Investor A1 Shares of the Funds. Certain redemptions of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

•

Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Opportunities Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans and, for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution and service fees per year as follows:

	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Opportunities Fund	0.35%	0.25%

Investor B Shares of the BlackRock National Municipal Fund are only available through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor A1 and Investor C1 Shares of their respective Funds are only available for dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans, and for BlackRock National Municipal Fund only, fee based programs previously approved by the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, voluntarily waived and/or reimbursed a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver and/or reimbursement may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

16	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges:

(a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	17

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund, other than the Short-Term Municipal Fund, may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in the Notes to Financial Statements. In a TOB Trust transaction, the Funds transfer municipal bonds or other municipal securities into a special purpose entity (a “TOB Trust”). TOB investments generally provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Funds’ NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments December 31, 2016 (Unaudited)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Investment Companies — 0.2%	Shares	Value
VanEck Vectors High-Yield Municipal Index ETF	50,000	$1,484,000

Municipal Bonds	Par (000)
Alabama — 1.6%
Alabama Special Care Facilities Financing Authority-Birmingham, RB, Methodist Home For The Aging:
5.75%, 6/01/35	$200	212,230
5.75%, 6/01/45	355	373,158
6.00%, 6/01/50	450	479,628
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	403,453
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,849,126
Sub-Lien, Series D, 6.50%, 10/01/53	3,465	4,090,641
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	1,900	2,091,102
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	710	806,851

		11,306,189
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	735	745,488
5.00%, 6/01/32	1,510	1,403,183

		2,148,671
Arizona — 1.4%
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,411,808
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	415	445,436
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	465	517,717
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	810	909,994
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	300	303,312
Basis Schools, Inc. Projects, 5.00%, 7/01/45	895	895,000
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	295	298,257
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	325	324,402
Legacy Traditional School Projects, 5.00%, 7/01/35	315	309,406
Legacy Traditional School Projects, 5.00%, 7/01/45	250	237,978

Municipal Bonds	Par (000)	Value
Arizona (continued)
City of Phoenix Industrial Development Authority, RB, Legacy Traditional Schools Projects, Series A (a):
5.00%, 7/01/36	$1,225	$1,208,487
5.00%, 7/01/41	1,685	1,629,547
Town of Florence, Inc. Arizona, IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,451,312

		9,942,656
Arkansas — 0.3%
Arkansas Development Finance Authority, RB, Series A, 4.00%, 7/01/39	1,365	1,226,152
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	750	800,430

		2,026,582
California — 8.1%
Alameda Corridor Transportation Authority, Refunding RB, Series B, 5.00%, 10/01/35	5,210	5,706,357
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,089,050
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,136,170
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/19 (b)	265	294,601
California Municipal Finance Authority, RB, Urban Discovery Academy Project (a):
5.50%, 8/01/34	310	315,558
6.00%, 8/01/44	655	670,975
6.13%, 8/01/49	570	584,569
California School Finance Authority, RB, Value Schools:
6.65%, 7/01/33	295	327,485
6.90%, 7/01/43	650	726,934
California Statewide Communities Development Authority, RB, Series A:
Loma Linda University Medical Center, 5.00%, 12/01/46 (a)	1,260	1,274,099
Sutter Health, 6.00%, 8/15/42	400	457,780
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,820,835
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement:
Series A, 6.00%, 5/01/43	2,500	2,536,925
Series B, 6.00%, 5/01/43	3,485	3,506,189
City & County of San Francisco Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project (a):
0.00%, 8/01/23 (c)	1,000	694,550
0.00%, 8/01/31 (c)	1,155	488,496
Series D, 3.00%, 8/01/21	675	672,070

Portfolio Abbreviations

ACA	American Capital Access Holding Ltd.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AGC	Assured Guarantee Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AGM	Assured Guaranty Municipal Corp.	ETF	Exchange-Traded Fund	MRB	Mortgage Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	OTC	Over-the-Counter
ARB	Airport Revenue Bonds	GTD	Guaranteed	PSF	Permanent School Fund
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority
EDA	Economic Development Authority	IDB	Industrial Development Board

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
California (continued)
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$500	$543,985
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	359,126
6.50%, 5/01/42	760	878,750
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	283,606
County of California Tobacco Securitization Agency, RB (d):
5.45%, 6/01/28	500	501,670
Asset-Backed, Los Angeles County Securitization Corp., 5.60%, 6/01/36	1,385	1,406,648
County of California Tobacco Securitization Agency, Refunding RB, Golden Gate Tobacco Funding Corp., Series A, 5.00%, 6/01/36	1,665	1,552,230
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp., 5.70%, 6/01/46 (d)	4,260	4,326,669
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,115	2,368,356
County of San Francisco California City & Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project, 0.00%, 8/01/26 (a)(c)	580	331,087
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1:
Senior, 5.75%, 6/01/47	5,455	5,227,581
5.13%, 6/01/47	3,060	2,696,747
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	299,566
Palomar Health, Refunding RB:
5.00%, 11/01/36	325	338,884
5.00%, 11/01/39	310	324,124
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 8/01/43 (c)	3,000	676,500
Temecula Public Financing Authority, Refunding, Special Tax Bonds, Harveston, Sub-Series B, 5.10%, 9/01/36	165	166,165
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	880	899,430
5.00%, 6/01/37	7,410	7,039,500
5.13%, 6/01/46	3,590	3,271,818

		56,795,085
Colorado — 2.0%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	535	548,011
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	452,038
5.00%, 12/01/42	545	529,555

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A (a):
6.13%, 12/01/45	$375	$389,055
6.25%, 12/01/50	1,235	1,282,869
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	780	793,931
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	3,705	3,837,306
Green Gables Metropolitan District No. 1, GO, Series A, 5.30%, 12/01/46	1,000	923,210
Leyden Rock Metropolitan District No 10, GO, Series A, 5.00%, 12/01/45	1,250	1,155,050
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 1/15/34	1,500	1,665,570
6.00%, 1/15/41	1,000	1,108,590
Tallyns Reach Metropolitan District No 3, GO, 6.75%, 11/01/38	1,220	1,174,872

		13,860,057
Connecticut — 0.7%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	1,515	1,550,178
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,435	1,450,541
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (a)	2,045	2,020,624

		5,021,343
Delaware — 0.9%
Delaware State Economic Development Authority, RB, 5.00%, 6/01/46	1,000	971,900
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	5,115	5,251,570

		6,223,470
District of Columbia — 0.6%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	385	397,809
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30 (c)	3,005	1,721,624
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	185	197,249
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,725,566

		4,042,248
Florida — 5.6%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,405	1,403,890
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A:
5.75%, 1/01/50	570	514,112
1st Mortgage, 8.25%, 1/01/44 (e)(f)	445	360,392
1st Mortgage, 8.25%, 1/01/49 (e)(f)	950	767,999
Celebration Pointe Community Development District, Special Assessment Bonds:
4.75%, 5/01/24	625	613,994
5.00%, 5/01/34	1,250	1,210,612
City of Tallahassee Florida, RB, Tallahassee Memorial HealthCare, Inc. Project, 5.00%, 12/01/55	2,600	2,696,460

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Alachua Florida Health Facilities Authority, RB:
5.00%, 12/01/44	$2,720	$2,882,139
East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,156,900
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	1,490	1,694,473
County of Martin Florida Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,072,660
County of Palm Beach Florida Health Facilities Authority, Refunding RB, Sinai Residences Boca Raton Project, 7.50%, 6/01/49	1,000	1,168,800
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	695	694,979
6.00%, 6/15/34	835	835,969
6.13%, 6/15/44	3,185	3,149,424
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, Jetblue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	2,047,540
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,425	1,414,113
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	515	610,182
Lakewood Ranch Stewardship District, Special Assessment Bonds:
4.25%, 5/01/25	175	173,537
4.88%, 5/01/35	290	284,980
4.88%, 5/01/45	580	559,335
Village of Lakewood Ranch Sector Projects, 4.00%, 5/01/21	245	244,990
Village of Lakewood Ranch Sector Projects, 4.25%, 5/01/26	200	195,466
Special Assessment Bonds, Village of Lakewood Ranch Sector Projects, 5.13%, 5/01/46	1,120	1,089,771
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	1,450	1,798,638
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 5/01/29	1,745	1,800,107
5.00%, 5/01/37	890	910,692
Pine Island Community Development District, RB, 0.00%, 11/01/24 (c)	2,430	1,578,747
Santa Rosa Bay Bridge Authority, RB:
6.25%, 7/01/28 (e)(f)	414	273,400
(ACA), 6.25%, 7/01/28	70	53,590
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40	205	124,919
Series 1, 6.65%, 5/01/40 (e)(f)	5	5,024
Series 3, 6.61%, 5/01/40 (e)(f)	135	1
Series 3, 6.65%, 5/01/40 (e)(f)	105	1
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (d)	40	31,740
Convertible CAB, Series A3, 0.00%, 5/01/40 (d)	90	53,305
Convertible CAB, Series A4, 0.00%, 5/01/40 (d)	50	21,881
Series 2, 0.00%, 5/01/40	125	64,136
Series A1, 6.65%, 5/01/40	135	135,019

Municipal Bonds	Par (000)	Value
Florida (continued)
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	$640	$652,058
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,380	1,604,319
5.50%, 5/01/42	520	572,452
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,650	1,767,282

		39,290,028
Georgia — 0.3%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	120	122,100
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	752,570
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/19 (b)	225	257,018
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	555	637,506

		1,769,194
Hawaii — 0.2%
State of Hawaii Department of Budget & Finance, Refunding RB, 5.00%, 1/01/45 (a)	1,345	1,262,242
Idaho — 0.6%
County of Nez Perce Idaho, Refunding RB, 2.75%, 10/01/24	1,400	1,314,278
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,435
Idaho Health Facilities Authority, Refunding RB, Madison Hospital Memorial Project:
3.50%, 9/01/33	435	382,717
5.00%, 9/01/37	1,000	1,060,120
Idaho Housing & Finance Association, RB, Idaho Arts Charter School, Inc., 5.00%, 12/01/46 (a)	1,000	1,024,880

		4,047,430
Illinois — 4.6%
Chicago Board of Education, 6.00%, 4/01/46 (g)	2,615	2,596,878
City of Chicago Illinois, GO, Refunding, Series A, 5.00%, 1/01/36	3,000	2,741,940
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series C, AMT, 5.00%, 1/01/46	3,000	3,165,870
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,796,101
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,548,708
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,042,930
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,805	2,901,913
Presence Health Network, Series C, 4.00%, 2/15/41	3,410	2,834,562
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	335	346,089
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	790	812,547

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	21

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB (continued):
Roosevelt University Project, 6.50%, 4/01/44	$830	$846,816
Swedish Covenant, Series A, 6.00%, 2/15/20 (b)	1,000	1,128,030
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	3,925	4,250,461
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	3,455	832,655
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	698,638
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	444,752
State of Illinois, GO:
5.00%, 2/01/39	500	491,445
Series A, 5.00%, 4/01/35	1,460	1,439,268
Series A, 5.00%, 4/01/38	2,190	2,153,252

		32,072,855
Indiana — 1.9%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,627,560
7.13%, 11/15/47	1,500	1,623,645
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	525	620,151
7.00%, 1/01/44	1,270	1,515,237
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (a)	3,320	3,134,412
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	370	383,072
5.00%, 7/01/48	1,230	1,252,607
5.25%, 1/01/51	2,500	2,580,650
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	732,845

		13,470,179
Iowa — 2.5%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	3,295	3,293,352
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	886,663
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,395,512
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	2,840	2,969,163
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
Asset-Backed, 5.50%, 6/01/42	2,000	1,907,620
5.38%, 6/01/38	3,075	2,897,757
Xenia Rural Water District, Refunding RB:
5.00%, 12/01/36	2,000	2,177,760
5.00%, 12/01/41	2,000	2,153,880

		17,681,707
Kansas — 0.1%
City of Wichita Kansas, RB, 5.25%, 12/01/36	500	496,015

Municipal Bonds	Par (000)	Value
Kentucky — 0.8%
Kentucky Economic Development Finance Authority, Refunding RB:
Baptist Life Communities Project, Series S, 6.25%, 11/15/46	$930	$857,023
Baptist Life Communities Project, Series S, 6.38%, 11/15/51	910	849,085
Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	250	192,277
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 7/01/53	3,000	3,353,220

		5,251,605
Louisiana — 1.2%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	1,125	1,037,554
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,829,088
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	713,034
Louisiana Public Facilities Authority, Refunding RB, Entergy Louisiana, Series A, 3.38%, 9/01/28	425	415,323
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	3,910	4,210,249

		8,205,248
Maine — 0.2%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,165,590
Maryland — 1.0%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	813,473
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,910	3,165,265
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,614,345
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	285,201
Maryland EDC, Refunding RB, University of Maryland Project, 5.00%, 7/01/39	950	998,326

		6,876,610
Massachusetts — 3.1%
Massachusetts Development Finance Agency, RB:
5.50%, 11/15/46	19	17,072
Boston Medical Center, Series D, 4.00%, 7/01/45	715	707,793
Boston Medical Center, Series D, 5.00%, 7/01/44	5,865	6,116,608
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	381,497
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	357,067
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	2,480	2,592,344
Series B, 5.50%, 11/15/56	94	477
Seven Hills Foundation and Affiliates, 5.00%, 9/01/45	2,230	2,276,406
UMass Boston Student Housing Project, 5.00%, 10/01/41	2,500	2,595,025

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	$3,000	$3,014,520
Emmanuel College Issue, Series A, 4.00%, 10/01/46	3,645	3,358,758
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	582,665

		22,000,232
Michigan — 0.6%
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,051,180
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	350	366,782
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	800	850,120
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (b)	1,710	1,912,960

		4,181,042
Minnesota — 1.0%
City of Cologne Minnesota Charter School, LRB, Cologne Academy Project, Series A, 5.00%, 7/01/45	2,065	2,120,858
City of Deephaven Minnesota, Refunding RB, Eagle Ridge Academy Project, Series A, 5.25%, 7/01/40	500	506,500
City of Ham Lake Minnesota, RB, Series A:
5.00%, 7/01/36	680	649,815
5.00%, 7/01/47	2,050	1,890,736
Minnesota Municipal Power Agency, RB, 5.00%, 10/01/47	1,340	1,490,160
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/21 (b)	500	601,585

		7,259,654
Missouri — 1.1%
Kansas City Missouri IDA, Refunding RB, Kansas City United Methodist Church (a):
5.75%, 11/15/36	1,390	1,324,462
6.00%, 11/15/46	1,000	959,500
6.00%, 11/15/51	560	526,697
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	479,574
Lees Summit IDA, RB, John Knox Obligated Group, 5.25%, 8/15/39	1,890	1,958,928
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,245,408

		7,494,569
Nebraska — 0.1%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	780	836,753
Nevada — 0.2%
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	735	733,155
4.00%, 8/01/23	455	453,399

		1,186,554

Municipal Bonds	Par (000)	Value
New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	$435	$477,591
New Jersey — 6.4%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/44	5,750	5,658,633
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,155	1,137,375
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, Keystone Urban Renewal Project, Series A, AMT, 5.00%, 12/01/24	1,500	1,614,300
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 4.88%, 9/15/19	655	682,006
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	2,076,651
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	884,419
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	3,000	3,376,560
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,360	1,438,336
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,049,094
New Jersey EDA, Refunding RB, Bancroft Neurohealth Project:
5.00%, 6/01/41	580	544,968
Series A, 5.00%, 6/01/36	1,370	1,306,103
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Princeton HealthCare System, 5.00%, 7/01/32	1,140	1,281,143
Princeton HealthCare System, 5.00%, 7/01/33	1,450	1,617,098
St. Joseph’s Healthcare System, 6.63%, 7/01/18 (b)	725	783,065
St. Joseph’s Healthcare System Obligated Group, 4.00%, 7/01/48	1,895	1,689,487
New Jersey Transportation Trust Fund Authority, RB:
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/27	5,000	5,413,950
Transportation Program, Series AA, 5.25%, 6/15/41	1,265	1,285,695
Transportation Program, Series AA, 5.00%, 6/15/44	2,865	2,852,222
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
5.00%, 6/01/29	3,730	3,445,550
5.00%, 6/01/41	7,925	6,894,592

		45,031,247
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	2,147,233
New York — 11.1%
Build NYC Resource Corp., RB, 5.50%, 11/01/44	1,970	1,896,578
Chautauqua Tobacco Asset Securitization Corp., Refunding RB, 5.00%, 6/01/48	4,475	4,502,387
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	485	486,586

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	23

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	$8,200	$8,476,012
5.00%, 6/01/42	4,520	4,136,162
5.00%, 6/01/45	1,695	1,527,585
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, Series C, 5.00%, 6/01/51	730	732,526
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	4,755	4,008,085
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	905	821,468
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,425	1,515,789
County of Westchester New York Local Development Corp., Refunding RB, Westchester Medical Center Obligation, 5.00%, 11/01/46	4,495	4,697,140
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	3,210	2,992,234
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	375	409,695
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	7,365	7,605,025
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	450	470,709
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,070	1,140,866
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	3,115	3,675,264
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	3,000	3,143,670
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	3,130	3,227,969
5.00%, 8/01/31	6,995	7,134,131
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	3,895	3,924,991
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	690	690,034
Town of Oyster Bay New York, GO:
3.75%, 3/31/17	175	175,248
3.75%, 3/31/17	260	260,595
Town of Oyster Bay New York, GO, Refunding:
Series C, 4.00%, 6/01/18	845	847,848
Series D, 3.88%, 6/28/17	425	426,377
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	3,065	2,914,938
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	5,600	5,615,288

		77,455,200
North Carolina — 0.8%
North Carolina Department of Transportation, RB, AMT, I-77 Hot Lanes Project, 5.00%, 6/30/54	1,385	1,439,320
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	3,055	3,378,830

Municipal Bonds	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB (continued):
Carolina Village Project, 6.00%, 4/01/38	$1,000	$1,021,930

		5,840,080
Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	11,505	10,094,832
5.75%, 6/01/34	4,460	3,852,414
6.00%, 6/01/42	10,000	8,701,400
County of Gallia Ohio, Refunding RB, Holzer Health System Obligated Group, 8.00%, 7/01/42	1,275	1,456,573
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities:
5.00%, 1/01/46	860	864,954
5.00%, 1/01/51	1,435	1,430,336
Port of Greater Cincinnati Development Authority, RB, AHA-Colonial Village Athens Garden, 5.25%, 12/01/50	740	729,581
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	2,410	2,529,054

		29,659,144
Oklahoma — 0.1%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	695	715,516
Oregon — 0.3%
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	603,744
5.38%, 7/01/45	1,445	1,419,149

		2,022,893
Pennsylvania — 4.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,237,898
5.00%, 5/01/42	2,730	2,830,628
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	3,000	3,210,540
County of Beaver Pennsylvania IDA, Refunding RB, Series A, 4.00%, 1/01/35 (h)	3,000	1,253,670
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	2,415	2,653,988
6.38%, 1/01/39	265	287,594
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	842,832
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	745	762,187
County of Montgomery Pennsylvania IDA, RB:
Acts Retirement Life Communities, Inc., 5.00%, 11/15/36	4,320	4,625,683
Foulkeways Gwynedd Project, 4.00%, 12/01/39	455	417,777
Foulkeways Gwynedd Project, 5.00%, 12/01/46	470	489,698
New Hampshire School III Properties Project, 6.50%, 10/01/37	2,925	2,927,720

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	$1,345	$1,419,352
East Hempfield Township Pennsylvania IDA, RB:
5.00%, 7/01/34	1,000	1,038,640
5.00%, 7/01/46	1,750	1,791,755
Pennsylvania Economic Development Financing Authority, RB:
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	895	932,796
U.S. Airways Group, Series A, 7.50%, 5/01/20	1,200	1,331,448
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	5,390	5,687,636

		33,741,842
Rhode Island — 2.7%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	1,005	1,048,446
Series A, 5.00%, 6/01/40	1,000	1,034,680
Series B, 4.50%, 6/01/45	6,350	6,279,452
Series B, 5.00%, 6/01/50	10,650	10,664,058

		19,026,636
South Carolina — 2.2%
South Carolina State Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/50	5,000	5,395,050
State of South Carolina Ports Authority, RB, AMT, 5.00%, 7/01/45	1,975	2,119,116
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	7,000	7,683,830

		15,197,996
Tennessee — 0.1%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/40	925	1,003,625
Texas — 6.8%
Arlington Higher Education Finance Corp., RB, Series A, 5.88%, 3/01/24	500	500,095
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (c)	3,000	1,917,420
CAB, 0.00%, 1/01/29 (c)	500	305,030
CAB, 0.00%, 1/01/30 (c)	1,330	774,698
CAB, 0.00%, 1/01/31 (c)	4,000	2,225,880
Senior Lien, 6.25%, 1/01/21 (b)	765	889,787
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	6,495	6,904,770
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	120	126,546
Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 7/15/38	1,110	1,225,529
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	1,000	1,041,880
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	255	274,785
5.75%, 8/15/41	280	300,244
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/20 (b)	1,320	1,519,214

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	$510	$516,589
5.00%, 1/01/43	520	526,989
5.13%, 1/01/48	1,535	1,556,751
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (c)	350	100,842
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	290	318,353
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	410	423,928
CC Young Memorial Home, Series A, 8.00%, 2/15/38	330	357,769
Senior Living Center Project, Series A, 8.25%, 11/15/44	800	841,416
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Barton Creek Senior Living Center, 4.75%, 11/15/35	110	112,943
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	1,920	2,097,965
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	3,960	4,070,642
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., 6.50%, 5/15/21 (b)	535	640,513
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	690	702,109
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (a)	2,565	2,650,338
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	890	990,294
6.00%, 4/01/45	1,355	1,513,034
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Jubilee Academic, Series A (a):
5.00%, 8/15/36	695	662,863
5.00%, 8/15/46	695	639,310
Newark Higher Education Finance Corp., RB, Series A (a):
5.50%, 8/15/35	325	325,861
5.75%, 8/15/45	645	651,502
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42 (e)(f)	1,330	1,064,000
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	617,310
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
Blueridge Transportation Group, 5.00%, 12/31/55	3,480	3,641,716
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,000	1,145,570
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,740	1,973,821
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 9/01/36	1,500	1,537,365

		47,685,671

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	25

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds	Par (000)	Value
Utah — 0.8%
State of Utah Charter School Finance Authority, RB:
Navigator Pointe Academy, Series A, 5.63%, 7/15/40	$1,000	$1,040,750
Spectrum Academy Project, 6.00%, 4/15/45 (a)	2,000	2,062,900
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,115,333

		5,218,983
Virginia — 2.6%
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	2,000	2,008,580
Residential Care Facility, 5.00%, 7/01/47	1,015	1,017,822
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	505	506,575
5.00%, 3/01/45	520	514,306
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	515	569,822
6.88%, 3/01/36	450	496,836
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	5,910	5,031,124
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	535	516,104
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A, 5.00%, 7/01/45 (a)	375	361,755
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 1/01/37	3,360	3,769,987
Express Lanes LLC, 5.00%, 7/01/34	3,300	3,432,363

		18,225,274
Washington — 0.4%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	581,717
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	1,023,020
Washington State Housing Finance Commission, Refunding RB (a):
5.75%, 1/01/35	355	342,852
6.00%, 1/01/45	940	901,328

		2,848,917
Wisconsin — 1.5%
Public Finance Authority, RB, Series A:
5.00%, 12/01/45	2,085	2,095,342
5.15%, 12/01/50	1,315	1,327,677
Voyager Foundation, Inc. Project, 5.13%, 10/01/45	1,850	1,836,088
Public Finance Authority, Refunding RB:
Celanese Project, Series C, AMT, 4.30%, 11/01/30	525	514,773
Celanese Project, Series D, 4.05%, 11/01/30	525	508,463
Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	2,150	2,182,400

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Mile Bluff Medical Center, 5.50%, 5/01/34	$875	$904,242
Mile Bluff Medical Center, 5.75%, 5/01/39	1,065	1,100,262
St. Johns Communities, Inc., Series A, 7.25%, 9/15/19 (b)	75	86,045
St. Johns Communities, Inc., Series A, 7.63%, 9/15/19 (b)	145	167,788

		10,723,080
Guam — 0.5%
Guam Government Waterworks Authority, RB, Water & Wastewater System, 5.50%, 7/01/43	1,520	1,663,062
Territory of Guam, GO, Series A:
6.00%, 11/15/19	60	63,973
6.75%, 11/15/19 (b)	1,650	1,887,055

		3,614,090
Puerto Rico — 1.6%
Children’s Trust Fund, RB, 5.38%, 5/15/33	140	139,779
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds, Series A, 0.00%, 5/15/50 (c)	38,935	3,019,020
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed Bonds, 5.50%, 5/15/39	1,020	1,019,908
Commonwealth of Puerto Rico, Refunding, GO, Refunding,Public Improvement, Series A, 5.50%, 7/01/39 (e)(f)	1,080	672,300
Commonwealth of Puerto Rico, GO, Refunding, 8.00%, 7/01/35 (e)(f)	2,760	1,859,550
Commonwealth of Puerto Rico, GO, Series A (e)(f):
6.00%, 7/01/38	1,210	766,837
Refunding Series C, 6.50%, 7/01/40	400	254,500
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	2,590	1,965,007
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24 (d)	460	367,195
6.00%, 7/01/38	1,540	1,174,250

		11,238,346
Total Municipal Bonds — 88.3%		617,787,172

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.4%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	2,880	2,943,504
California — 0.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	480	525,640
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	1,678	1,817,815

		2,343,455

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Colorado — 0.9%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	$5,592	$5,990,346
District of Columbia — 0.1%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (b)(j)	939	1,017,123
Florida — 0.5%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,499	3,822,378
Illinois — 1.2%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,834,665
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,011	5,489,989

		8,324,654
Nebraska — 1.0%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	7,322	7,186,888
New York — 8.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series HH, 5.00%, 6/15/31 (j)	3,015	3,379,664
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	1,720	1,942,528
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	11,699	13,155,015
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,637,312
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,520	2,872,900
New York State Dormitory Authority, Refunding RB, Series E, 5.00%, 3/15/36	21,670	24,808,033
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,925	3,344,796

		58,140,248

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	$2,930	$3,270,437
Ohio — 0.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	2,010	2,149,962
Virginia — 0.4%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,706,508
Washington — 1.9%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,311,562
Snohomish County Public Utility District No 1, 5.00%, 12/01/45	8,664	9,616,666

		12,928,228
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	2,179	2,295,961
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.1%		113,119,692
Total Long-Term Investments (Cost — $721,900,735) — 104.6%		732,390,864

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (k)(l)	22,859,201	22,859,201
Total Short-Term Securities (Cost — $22,859,201) — 3.3%		22,859,201
Total Investments (Cost — $744,759,936) — 107.9%		755,250,065
Other Assets less Liabilities — 1.0%		7,155,035
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.9)%		(62,430,225)
Loan for TOB Trust Certificates — (0.0)%		(138,632)

Net Assets — 100.0%		$699,836,243

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	When-issued security.

(h)	Variable rate security. Rate as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2017 to November 15, 2019, is $6,220,511. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	27

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund

(k)	During the period ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	48,518,149	(25,658,948)	22,859,201	$22,859,201	$68,049	$63,400

(l)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(37)	5-Year U.S. Treasury Note	March 2017	$4,353,571	$3,708
(164)	10-Year U.S. Treasury Note	March 2017	$20,382,125	(27,535)
(113)	Long U.S. Treasury Bond	March 2017	$17,024,156	(39,224)
(43)	Ultra U.S. Treasury Bond	March 2017	$6,890,750	(21,345)
Total				$(84,396)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$3,708	—	$3,708
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$88,104	—	$88,104

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$2,245,746	—	$2,245,746
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$343,564	—	$343,564

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$725,640	[1]
Average notional value of contracts — short	$46,329,309
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$1,484,000	$730,906,864	—	$732,390,864
Short-Term Securities	22,859,201	—	—	22,859,201

Total	$24,343,201	$730,906,864	—	$755,250,065

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$3,708	—	—	$3,708
Liabilities:
Interest rate contracts	(88,104)	—	—	(88,104)

Total	$(84,396)	—	—	$(84,396)

[1] See above Schedule of Investments for values in each industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	—	$(138,632)	—	$(138,632)
TOB Trust Certificates	—	(62,333,983)	—	(62,333,983)

Total	—	$(62,472,615)	—	$(62,472,615)

During the six months ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	29

Schedule of Investments December 31, 2016 (Unaudited)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Senior Credit Group, 5.00%, 11/15/46	$75,375	$84,662,707
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	15,955	17,664,419
City of Homewood, GO, Refunding:
5.00%, 9/01/41	9,025	10,277,851
5.25%, 9/01/46	27,625	31,953,285
Prattville Alabama IDB, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,757,208
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	16,330	18,557,575

		166,873,045
Alaska — 0.1%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC) (a):
6.00%, 9/01/19	5,250	5,862,833
6.00%, 9/01/19	1,270	1,418,247
6.00%, 9/01/19	730	815,213

		8,096,293
Arizona — 1.2%
City of Mesa Arizona Utility System, RB, 5.00%, 7/01/35	30,000	33,480,300
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	115	117,476
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 7/01/44	3,440	3,850,461
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (b)	2,000	2,226,740
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (b)	3,500	3,932,075
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (b)	2,280	2,280,000
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group, Series A, 5.00%, 1/01/38	13,215	14,804,764
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/18 (a)	1,200	1,307,076
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	498,420
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/38	11,665	13,493,489

		75,990,801
California — 15.2%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	11,525	12,756,331
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	21,340	24,245,868
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/19 (a)	26,655	29,632,364
Stanford Hospital, Series A-3, 5.50%, 11/15/40	8,000	9,197,840

Municipal Bonds	Par (000)	Value
California (continued)
California Statewide Communities Development Authority, RB, Sutter Health, Series A, 6.00%, 8/15/42	$11,600	$13,275,620
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West (a):
Series B, 5.50%, 7/01/17	2,875	2,940,895
Series E, 5.50%, 7/01/17	1,920	1,964,006
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	24,300	26,635,959
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series 34E, AMT (AGM):
5.75%, 5/01/21	8,220	8,666,757
5.75%, 5/01/23	17,000	17,903,040
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	40,000	45,108,400
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E (a):
6.00%, 9/01/19	4,915	5,487,794
6.00%, 9/01/19	9,450	10,551,303
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/29	10,000	12,011,400
City of San Jose California, Refunding ARB, AMT:
(AGM), 5.00%, 3/01/37	20,000	20,102,000
Series A (AMBAC), 5.50%, 3/01/32	6,530	6,570,551
Series A-1, 5.75%, 3/01/34	7,010	7,896,274
Series A-1, 6.25%, 3/01/34	5,250	6,016,973
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,749,290
6.50%, 5/01/42	5,130	5,931,563
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	10,000	10,904,400
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 8/01/38	3,750	4,464,188
County of Orange California Airport, ARB, Series B, 5.25%, 7/01/34	13,045	13,289,072
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/19 (a)	10,000	10,762,000
County of Orange California Water District, COP, Refunding:
5.00%, 8/15/39	15,000	16,172,100
Series A, 5.00%, 8/15/41	7,110	7,644,743
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C (a):
6.00%, 7/01/18	16,920	18,131,303
6.00%, 7/01/18	13,285	14,236,073
County of San Diego California Water Authority Financing Corp., Refunding RB, Series B, 5.00%, 5/01/35	10,000	11,626,500
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A:
6.00%, 3/01/36	12,830	14,820,190
5.50%, 3/01/41	26,390	29,948,164
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	26,315	30,103,044

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
California (continued)
Gilroy Public Facilities Financing Authority, Refunding RB, 6.00%, 11/01/33	$6,535	$7,881,733
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1:
Bonds, 5.13%, 6/01/47	39,370	34,696,387
Senior, 5.75%, 6/01/47	41,880	40,134,023
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/21 (a)	3,500	4,163,250
Los Angeles Department of Water & Power, RB, (AMBAC), 5.00%, 7/01/37	27,500	27,935,600
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/37	8,500	8,653,255
Authorization, 5.00%, 1/01/39	10,000	10,628,700
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	13,375	14,445,401
Modesto Irrigation District, COP:
6.00%, 4/01/19 (a)	3,450	3,803,522
Series A, 6.00%, 10/01/39	8,305	9,035,840
Mountain View-Whisman School District, GO, Election of 2012, Series B, 4.00%, 9/01/42	10,000	10,290,800
Ohlone Community College District, GO, Election of 2010, Series C, 4.00%, 8/01/41	10,000	10,207,600
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT, 5.00%, 5/01/31	13,010	14,357,966
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District, Series A, 5.00%, 10/01/41	12,500	14,203,250
San Diego Public Facilities Financing Authority, RB, Water Utility, Series B, 5.38%, 8/01/19 (a)	15,000	16,501,500
San Francisco City & County California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/19 (a)	23,000	25,344,160
State of California, GO, Refunding :
5.00%, 9/01/34	14,690	17,019,246
5.00%, 9/01/34	9,275	10,745,644
Various Purposes, 4.00%, 9/01/34	6,300	6,572,034
Various Purposes, 4.00%, 9/01/35	19,000	19,725,420
5.00%, 9/01/35	37,285	43,028,381
State of California, GO, Various Purposes:
6.50%, 4/01/33	33,550	37,113,345
6.00%, 4/01/38	33,925	37,028,459
State of California Public Works Board, LRB, Various Capital Projects:
Sub-Series A-1, 6.00%, 3/01/35	14,125	15,903,196
Sub-Series I-1, 6.13%, 11/01/19 (a)	10,015	11,307,035
Sub-Series I-1, 6.38%, 11/01/19 (a)	11,680	13,267,662
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/19 (a)	19,355	21,116,111
University of California, RB, Series O (a):
5.25%, 5/15/19	11,445	12,478,712
5.25%, 5/15/19	3,355	3,656,380

		951,990,617
Colorado — 0.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,655	4,989,741

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	$1,600	$1,675,648

		6,665,389
Connecticut — 1.1%
State of Connecticut, Special Tax Revenue, RB, Series A:
5.00%, 9/01/32	31,085	35,594,190
5.00%, 9/01/33	28,175	32,111,329

		67,705,519
Delaware — 0.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	33,911,640
District of Columbia — 2.9%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	22,685,239
District of Columbia Water & Sewer Authority, Refunding RB:
Series A, 5.50%, 10/01/18 (a)	7,475	8,030,019
Series A, 6.00%, 10/01/18 (a)	12,630	13,676,900
Series B, 5.25%, 10/01/40	48,060	56,005,760
Series B, 5.25%, 10/01/44	63,075	73,293,150
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	5,765	6,178,812

		179,869,880
Florida — 6.3%
City of St. Augustines Florida, RB, 5.75%, 10/01/41	1,345	1,556,178
City of Tampa, Refunding RB, 5.00%, 7/01/37	13,500	14,415,435
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,337,000
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,499,579
County of Miami-Dade Florida, ARB, AMT, International Airport Hub, Series A (NPFGC), 5.00%, 10/01/39	20,000	20,333,600
County of Miami-Dade Florida, GO, Building Better Communities Program (a):
Series B, 6.38%, 7/01/18	9,300	10,017,588
Series B-1, 6.00%, 7/01/18	30,000	32,147,700
County of Miami-Dade Florida, RB, Seaport:
Department, Series B, AMT, 6.25%, 10/01/38	5,000	5,935,950
Department, Series B, AMT, 6.00%, 10/01/42	2,350	2,709,621
Series A, 6.00%, 10/01/38	6,175	7,221,292
Series A, 5.50%, 10/01/42	5,375	6,064,451
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC) (a):
5.50%, 10/01/18	5,505	5,897,782
5.50%, 10/01/18	7,000	7,499,450
County of Miami-Dade Florida, Refunding RB, Water & Sewer Systems, Series C, 6.00%, 10/01/18 (a)	25,000	26,999,500
East Central Regional Wastewater Treatment Facilities Operation Board, RB, Green Bond Biosolids Project, 5.50%, 10/01/44	29,160	34,611,462

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	31

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Florida (continued)
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 1 (Ginnie Mae), AMT, 6.00%, 7/01/39	$1,515	$1,530,908
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,010	11,177,666
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	900	900,495
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	16,825	17,673,653
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	11,125	13,799,895
State of Florida, Board of Education GO:
Series A, 5.50%, 6/01/38	4,790	5,093,638
Series E, 5.00%, 6/01/37	39,730	43,448,728
Series C, 5.00%, 6/01/37	65,545	67,319,303
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,177,043
State of Florida, GO, Refunding Series B, 5.00%, 1/01/17	38,245	38,249,589
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/15 (c)(d)	155	108,471
Watergrass Community Development District Florida, Special Assessment Bonds, Series B, 6.96%, 11/01/17	185	183,929

		392,909,906
Georgia — 1.4%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	30,000	34,794,600
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,192,200
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	4,950	5,685,867
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	4,029,550
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,009,300
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Series D, 6.00%, 7/01/18 (a)	7,395	7,922,042
Project One, Series D, 6.00%, 1/01/23	2,605	2,785,422
Series EE (AMBAC), 7.00%, 1/01/25	20,000	26,186,000

		88,604,981
Illinois — 9.2%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	947,570
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (a)	29,835	35,227,080
City of Chicago Illinois O’Hare International Airport, RB, Series D, 5.25%, 1/01/42 (e)	27,415	30,883,546

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, Refunding ARB, 5.00%, 1/01/31	$30,450	$33,906,075
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 1/01/32	23,410	25,980,418
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT:
5.50%, 1/01/34	5,380	6,025,977
5.38%, 1/01/39	1,325	1,450,199
City of Chicago Illinois O’Hare International Airport, Refunding RB, Series B, 5.00%, 1/01/41	7,000	7,635,390
City of Chicago Illinois Transit Authority, RB, Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	15,000	16,338,450
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,090,990
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	5,000	5,201,150
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/18 (a)	7,020	7,684,513
Carle Foundation, Series A, 6.00%, 8/15/41	6,500	7,408,310
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	19,285	22,042,948
DePaul University, Series A, 6.13%, 4/01/21 (a)	11,935	14,057,640
Memorial Health System, Series A, 5.25%, 7/01/44	8,370	8,850,940
Rush University Medical Center, Series B, 7.25%, 11/01/18 (a)	5,280	5,844,274
Rush University Medical Center, Series C, 6.38%, 5/01/19 (a)	2,860	3,183,752
University of Chicago, Series B, 6.25%, 7/01/18 (a)	25,035	26,877,075
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	4,215	4,662,717
Central Dupage Health, Series B, 5.75%, 11/01/39	6,000	6,691,140
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	40,365	44,735,722
OSF Healthcare System, 6.00%, 5/15/20 (a)	7,875	8,975,531
OSF Healthcare System, 6.00%, 5/15/39	4,395	4,856,695
Presence Health Network, Series C, 5.00%, 2/15/41	31,575	31,948,532
Roosevelt University Project, 6.50%, 4/01/39	7,000	7,150,710
Rush University Medical Center Obligated Group, Series A, 7.25%, 11/01/18 (a)	7,605	8,417,746
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/18 (a)	6,900	7,637,403
Series A, 5.00%, 2/15/45	15,285	16,346,696
University of Chicago Medical Center, Series B, 4.00%, 8/15/41	27,750	27,840,743

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A:
5.50%, 6/15/50	$15,000	$15,557,700
5.50%, 6/15/53	20,000	21,658,400
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Refunding Bonds, Series B-2, 5.25%, 6/15/50	76,445	78,285,031
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	15,811,507
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,013,700

		573,226,270
Indiana — 3.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	3,870	4,571,399
7.00%, 1/01/44	7,330	8,745,423
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	17,510	19,623,282
Sisters of St. Francis Health Services, 5.25%, 11/01/39	31,460	34,019,900
Wastewater, 1st Lien, 5.25%, 10/01/31	10,875	12,228,937
Indiana Finance Authority, Refunding RB, Series A:
Parkview Health System, 5.75%, 5/01/31	1,660	1,803,723
Trinity Health, 5.63%, 12/01/38	12,000	13,202,280
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	19,620	21,428,964
Indianapolis Local Public Improvement Bond Bank, RB, Pilot Infrastructure Project, Series F, 5.00%, 1/01/35	23,550	25,313,659
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	13,055	14,073,029
(AGC), 5.50%, 1/01/38	56,725	60,858,551

		215,869,147
Iowa — 1.3%
Iowa Finance Authority, RB, Iowa Health Care Facilities:
Genesis Health System, 5.50%, 7/01/33	18,750	21,524,437
Series A (AGC), 5.63%, 8/15/19 (a)	5,240	5,796,436
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	38,050	38,030,975
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	8,525	9,083,899
5.50%, 12/01/25	5,670	6,069,962

		80,505,709
Kansas — 0.0%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	120	125,015
Louisiana — 0.6%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	1,370	1,479,586

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	$8,030	$8,297,319
Series A-1, 6.50%, 11/01/35	17,185	19,283,976
Louisiana Public Facilities Authority, RB, Provident Group-Flagship Properties LLC, Series A, 5.00%, 7/01/56	9,375	9,993,656

		39,054,537
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	14,042,189
6.95%, 7/01/41	2,235	2,442,922

		16,485,111
Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	3,280	3,791,844
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (a)	11,000	12,886,940

		16,678,784
Massachusetts — 2.1%
Commonwealth of Massachusetts, GO, Series E, 4.00%, 4/01/42	3,450	3,503,234
Massachusetts Development Finance Agency, RB, Series A:
Emerson College Issue, 5.00%, 1/01/47	25,200	26,329,968
Emerson College Issue, 5.25%, 1/01/42	9,655	10,378,063
Foxborough Regional Charter School, 7.00%, 7/01/42	1,375	1,498,736
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.50%, 11/15/18 (a)	65,395	70,361,096
Massachusetts Educational Financing Authority, Refunding RB, AMT, 5.00%, 7/01/24	6,300	7,017,822
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	4,820,027
Massachusetts Water Resources Authority, Refunding RB, Series C, 5.25%, 8/01/42	5,000	5,635,550

		129,544,496
Michigan — 2.1%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	6,485	7,316,117
Great Lakes Water Authority Water Supply System Revenue, Refunding RB, Series C:
5.25%, 7/01/34	17,775	19,935,196
5.25%, 7/01/35	30,730	34,516,858
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 5.00%, 11/15/41	18,000	19,243,440
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.00%, 10/15/18 (a)	4,490	4,856,519
6.00%, 10/15/18 (a)	7,550	8,166,306
6.00%, 10/15/38	415	445,092

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	33

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Michigan (continued)
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series W, 6.00%, 8/01/19 (a)	$5,145	$5,717,536
Royal Oak Michigan Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	18,130	20,202,440
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I:
6.25%, 10/15/18 (a)	2,710	2,943,168
6.25%, 10/15/18 (a)	4,540	4,930,622
6.25%, 10/15/38	250	269,225
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	955	997,373

		129,539,892
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/18 (a)	5,940	6,539,643
Series B (AGC), 6.50%, 11/15/18 (a)	2,775	3,042,344
Series B (AGC), 6.50%, 11/15/38	15,240	16,443,046
County of Ramsey Minnesota Housing & Redevelopment Authority, RB, Hanover Townhouses Project, M/F Housing, AMT, 6.00%, 7/01/31	1,090	1,091,700

		27,116,733
Mississippi — 0.0%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 9/01/32	1,890	2,020,561
Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	1,175	1,293,593
Nebraska — 0.5%
Omaha Public Power District, Separate Electric System, Refunding RB, Series A:
5.25%, 2/01/42	14,265	16,289,917
5.25%, 2/01/46	14,670	16,707,663

		32,997,580
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	12,925	14,243,350
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	51,700	57,419,054
County of Clark Nevada Water Reclamation District, GO, Series B, 5.75%, 7/01/19 (a)	32,685	36,135,882

		107,798,286
New Hampshire — 0.3%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,605	17,132,886
New Jersey — 6.0%
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	15	14,900
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	5,763,300
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	5,180	5,100,953

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/18 (a)	$3,600	$3,871,728
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 6/15/24	3,745	3,953,372
New Jersey Economic Development Authority, Refunding RB, 5.00%, 6/15/26	5,000	5,188,450
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	27,174,955
Series A, 5.00%, 6/15/41	15,000	14,957,700
Series WW, 5.25%, 6/15/40	14,955	15,189,345
New Jersey EDA, Refunding RB:
5.00%, 3/01/28	3,900	3,975,036
New Jersey American Water Co., Inc. Project, AMT, Series B, 5.60%, 11/01/34	8,280	8,970,138
School Facilities Construction, Series NN, 5.00%, 3/01/24	1,735	1,817,673
School Facilities Construction, Series NN, 5.00%, 3/01/25	1,000	1,041,040
School Facilities Construction, Series NN, 5.00%, 3/01/26	9,830	10,130,110
School Facilities Construction, Series NN, 5.00%, 3/01/29	805	818,266
School Facilities Construction, Series NN, 5.00%, 3/01/30	1,200	1,214,424
Series B, 5.50%, 6/15/30	44,645	47,698,272
Series XX, 5.00%, 6/15/22	4,810	5,069,163
Series XX, 5.00%, 6/15/25	865	908,631
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (a):
7.13%, 6/01/19	2,870	3,253,949
7.50%, 6/01/19	9,200	10,512,472
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/21 (a)	33,185	39,155,977
AHS Hospital Corp., 6.00%, 7/01/21 (a)	1,200	1,415,916
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 7/01/43	15,420	16,768,942
St. Joseph’s Healthcare System, 6.63%, 7/01/18 (a)	200	216,018
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	395	432,122
5.75%, 12/01/28	325	354,042
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA:
6.38%, 10/01/28	180	185,326
6.50%, 10/01/38	190	195,396
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	24,210	26,513,339
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/31	7,600	7,803,148
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/28	10,780	11,598,633
Transportation Program, Series AA, 5.00%, 6/15/44	3,880	3,862,695
Transportation System, Series A, 6.00%, 6/15/35	2,155	2,336,774

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, Series A, 5.88%, 12/15/38	$14,255	$15,185,709
Transportation System, Series AA, 5.50%, 6/15/39	39,890	41,581,336
Transportation System, Series B, 5.25%, 6/15/36	16,350	16,530,667
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/41	15,185	13,210,646

		373,970,563
New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 2/01/27	250	299,410
New York — 16.9%
City of New York New York, GO:
Sub-Series E-1, 6.25%, 10/15/18 (a)	12,875	14,025,252
Sub-Series E-1, 6.25%, 10/15/28	575	624,663
SubSeries I-1, 5.63%, 4/01/19 (a)	1,475	1,614,255
SubSeries I-1, 5.63%, 4/01/29	1,285	1,399,121
City of New York New York Housing Development Corp., RB, M/F Housing, Series M:
6.50%, 11/01/28	4,300	4,608,697
6.88%, 11/01/38	7,785	8,366,851
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution:
Subseries, 5.25%, 6/15/37	45,000	53,192,250
Fiscal 2009, Series EE, 5.25%, 6/15/40	5,000	5,382,700
Water & Sewer System, Series EE, 5.38%, 6/15/43	7,125	7,982,280
City of New York New York Water & Sewer System, RB, 2nd General Resolution, Series DD (BHAC), 5.75%, 6/15/40	9,500	10,032,380
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (b)	19,800	20,466,468
5.00%, 6/01/45	22,495	20,273,169
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	9,025	10,193,557
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 5/01/19 (a)	56,950	62,963,350
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	30,000	33,965,100
Series C, 6.50%, 11/15/18 (a)	1,450	1,591,114
Series C, 6.50%, 11/15/18 (a)	17,505	19,208,587
Series C, 6.50%, 11/15/28	4,510	4,944,719
Series D, 5.25%, 11/15/41	8,030	9,033,991
Sub-Series D-1, 5.25%, 11/15/44	38,000	43,411,960
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Series A-1, 5.25%, 11/15/56	62,810	70,295,068
Series B, 5.00%, 11/15/37	78,630	88,402,923
Series C-1, 5.25%, 11/15/56	27,340	30,742,190
SubSeries C-1, 5.25%, 11/15/31	14,000	16,378,460
New York City Transitional Finance Authority Building Aid Revenue, RB, 5.00%, 7/15/43	4,000	4,517,800

Municipal Bonds	Par (000)	Value
New York (continued)
New York City Water & Sewer System, Refunding RB:
5.00%, 6/15/37	$25,000	$28,834,250
5.25%, 6/15/46	10,000	11,626,000
New York State Dormitory Authority, RB, Series A, 5.00%, 2/15/38	10,000	11,462,800
New York State Urban Development Corp., Refunding RB, Series D, 5.63%, 1/01/28	3,000	3,239,550
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 1/01/50	60,000	62,873,400
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	8,470	8,735,111
5.00%, 8/01/31	40,390	41,193,357
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	5,000	5,038,500
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
151th Series, 6.00%, 9/15/28	74,580	78,733,360
152nd Series, 5.75%, 11/01/30	4,695	4,961,300
Port Authority of New York & New Jersey, Refunding RB:
5.25%, 11/15/56	42,715	48,636,153
194th Series, 5.00%, 10/15/41	30,000	34,034,400
194th Series, 5.25%, 10/15/55	37,520	42,904,870
State of New York Dormitory Authority, RB:
Columbia University, 5.00%, 7/01/38	46,870	49,237,872
Series B, 5.75%, 3/15/36	19,280	20,940,201
State of New York Thruway Authority, RB, Junior Lien, Series A, 5.25%, 1/01/56	41,235	46,864,815
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.38%, 11/15/38	5,715	6,082,417
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.25%, 11/15/45	7,805	9,052,863

		1,058,068,124
North Carolina — 0.3%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,334,800
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/44	12,000	13,721,040
State of North Carolina, RB, Series A, 5.25%, 5/01/31	4,000	4,416,080

		21,471,920
Ohio — 1.2%
Buckeye Tobacco Settlement Financing Authority, RB, 6.25%, 6/01/37	20,450	18,481,483
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	577,610
6.50%, 11/15/37	12,690	15,031,305
6.00%, 11/15/41	4,415	5,113,321
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	10,595	11,414,417
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	15,315	16,383,987
State of Ohio Turnpike Commission, RB, Junior Lien, Series A, 5.25%, 2/15/39	7,500	8,495,850

		75,497,973

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	35

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Oregon — 0.1%
Salem Hospital Facility Authority, Refunding RB, Series A, 5.00%, 5/15/46	$5,655	$6,102,424
Pennsylvania — 1.3%
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (f)	2,200	2,422,398
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (a)	9,520	10,462,099
6.38%, 1/01/39	1,055	1,144,949
County of Dauphin General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 6/01/29	6,670	7,323,393
6.00%, 6/01/19 (a)	6,090	6,747,111
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project:
6.00%, 6/01/19 (a)	3,295	3,650,531
6.00%, 6/01/36	595	649,157
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,172,401
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,455	2,590,713
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	3,475	3,780,765
Pennsylvania Turnpike Commission, RB:
Series B, 5.25%, 6/01/39	12,420	13,248,538
Series B, 5.00%, 12/01/40	2,650	2,913,834
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (a)	1,195	1,388,518
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series A-1, 5.25%, 12/01/45	22,000	24,569,820

		82,064,227
South Carolina — 1.3%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.50%, 8/01/39	4,455	5,207,761
6.25%, 8/01/34	1,525	1,762,717
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	32,085	36,178,083
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series A, 5.50%, 12/01/33	6,465	7,547,112
Santee Cooper, Series A, 5.75%, 12/01/43	19,875	23,677,088
Series A, 5.50%, 1/01/19 (a)	2,200	2,382,534
Series E, 5.25%, 12/01/55	1,145	1,256,855

		78,012,150
Texas — 7.8%
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	30,645	33,818,903
6.00%, 11/15/35	1,705	1,879,268
5.38%, 11/15/38	1,855	1,993,810
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/30	24,305	27,194,621

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/23 (a)	$1,075	$1,354,511
7.00%, 1/01/23 (a)	2,625	3,307,526
6.38%, 1/01/33	465	525,589
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	9,775	10,730,702
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (a):
6.00%, 8/15/20	3,700	4,249,228
6.00%, 8/15/20	46,300	53,172,772
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	11,000	11,768,130
Series H, 5.00%, 11/01/37	32,100	34,371,075
Series H, 5.00%, 11/01/42	29,625	31,639,204
Dallas-Fort Worth International Airport, Refunding RB, Joint Improvement, Series E, AMT, 5.00%, 11/01/35	11,180	12,016,935
Grand Parkway Transportation Corp., RB, Series B, 5.25%, 10/01/51	22,155	25,008,786
Harris County Cultural Education Facilities Finance Corp., RB, 5.50%, 10/01/39	8,500	9,236,610
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/30	6,085	7,064,928
North Texas Municipal Water District, Refunding RB, 6.25%, 6/01/18	2,795	2,995,485
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,601,627
North Texas Tollway Authority, Refunding RB, 1st Tier System:
6.00%, 1/01/34	11,490	13,163,748
(NPFGC), 5.75%, 1/01/18 (a)	2,895	3,028,286
(NPFGC), 5.75%, 1/01/40	935	969,539
Series A (NPFGC), 6.00%, 1/01/28	185	200,943
Series K-2 (AGC), 6.00%, 1/01/19 (a)	2,245	2,450,597
Series S, 5.75%, 1/01/18 (a)	8,425	8,812,887
Series S, 5.75%, 1/01/18 (a)	3,890	4,069,096
Series SE, 5.75%, 1/01/40	1,445	1,500,589
State of Texas, GO, Transportation Commission, Refunding, Series A, 5.00%, 10/01/44	40,050	45,345,010
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 2/15/47	35,000	38,774,400
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	24,825	28,438,775
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	26,090,740
Texas Water Development Board, RB, 5.25%, 10/15/46	30,415	35,703,256

		486,477,576
Utah — 1.2%
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	70,000	76,872,600

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock National Municipal Fund

Municipal Bonds	Par (000)	Value
Virginia — 1.0%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.50%, 3/01/46	$1,815	$1,746,066
City of Winchester Virginia IDA, Refunding RB, Valley Health (BHAC) (AMBAC), 5.25%, 1/01/17 (a)	31,970	31,973,837
Virginia HDA, RB, M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	2,865	3,014,983
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	25,515	28,628,340

		65,363,226
Washington — 1.6%
City of Seattle Washington Housing Authority, RB, M/F Housing, Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,756,903
State of Washington, GO, Series 2017-A, 5.00%, 8/01/38	12,000	13,738,800
University of Washington, Refunding RB, Series A, 5.25%, 12/01/46	20,800	24,418,368
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 1/01/45	21,355	24,133,499
MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (a)	2,000	2,225,580
Swedish Health Services, Series A, 6.75%, 5/15/21 (a)	16,000	19,248,320
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,090	10,800,941

		97,322,411
Wisconsin — 0.4%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFCG), 6.90%, 8/01/21	7,000	8,395,940
Public Finance Authority, Refunding RB, AMT, National Gypsum Co., 5.25%, 4/01/30	5,900	6,201,077

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, RB, Marshfield Clinic Health System, Series B, 5.00%, 2/15/46	$11,000	$11,643,720

		26,240,737
Total Municipal Bonds — 92.9%		5,809,770,012

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Kansas — 0.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 9/01/47	30,210	35,611,548
Utah — 1.0%
Cleburne Independent School District, GO, (PSF-GTD), 5.00%, 2/15/41	33,695	38,346,228
County of Utah Utah, RB, IHS Health Services, Inc., Series B, 5.00%, 5/15/46	22,500	25,176,825

		63,523,053
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 1.6%		99,134,601
Total Long-Term Investments (Cost — $5,731,458,100) — 94.5%		5,908,904,613

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (h)(i)	330,142,124	330,142,124
Total Short-Term Securities (Cost — $330,142,124) — 5.3%		330,142,124
Total Investments (Cost — $6,061,600,224) — 99.8%		6,239,046,737
Other Assets Less Liabilities — 0.9%		54,053,320
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (0.7)%		(43,261,292)

Net Assets — 100.0%		$6,249,838,765

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default.

(d)	Non-income producing security.

(e)	When-issued security.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	During the period ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	23,262,363	306,879,761	330,142,124	$330,142,124	$1,118,848	$456,282

(j)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments (continued)	BlackRock National Municipal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(355)	5-Year U.S. Treasury Note	March 2017	$41,770,742	$31,745
(1,295)	10-Year U.S. Treasury Note	March 2017	$160,944,219	(391,027)
(735)	Long U.S. Treasury Bond	March 2017	$110,732,344	(897,618)
(179)	Ultra U.S. Treasury Bond	March 2017	$28,684,750	(192,324)
Total				$(1,449,224)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$31,745	—	$31,745
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,480,969	—	$1,480,969

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$12,223,685	—	$12,223,685

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$566,559	—	$566,559

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$297,402,231

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$5,908,904,613	—	$5,908,904,613
Short-Term Securities	$330,142,124	—	—	330,142,124

	$330,142,124	$5,908,904,613	—	$6,239,046,737

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock National Municipal Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$31,745	—	—	$31,745
Liabilities:
Interest rate contracts	(1,480,969)	—	—	(1,480,969)

Total	$(1,449,224)	—	—	$(1,449,224)

[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $43,204,986 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	39

Schedule of Investments December 31, 2016 (Unaudited)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.0%
Auburn University, Refunding RB, Series A, 5.00%, 6/01/20	$250	$277,730
Arizona — 3.3%
Arizona Health Facilities Authority, Refunding RB, 5.00%, 1/01/19	2,735	2,930,471
City of Peoria Arizona, GO, Refunding Series E, 4.00%, 7/15/19	5,325	5,660,102
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 1/01/20	2,500	2,737,425
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/18 (a)	10,000	10,390,900

		21,718,898
California — 13.0%
California Municipal Finance Authority, RB, Series A, 0.85%, 11/01/17	3,000	2,991,600
California State Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/19	6,360	6,886,417
California State University, Refunding RB, Series A, 5.00%, 11/01/18	1,800	1,922,778
California Statewide Communities Development Authority, Refunding RB, Rady Children’s Hospital, Series A:
4.00%, 8/15/18	1,125	1,172,430
4.00%, 8/15/19	625	662,331
City of Riverside California Sewer Revenue, Refunding RB, Series A, 4.00%, 8/01/18	1,020	1,062,289
Los Angeles Community College District, GO, Refunding:
Election of 2008, Series A, 6.00%, 8/01/19 (a)	3,135	3,498,409
Series C, 5.00%, 8/01/17	2,500	2,559,775
Los Angeles Department of Water & Power, Refunding RB, Series B, 5.00%, 12/01/18	10,000	10,724,000
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/17	10,000	10,206,200
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 4.00%, 5/15/20	9,450	10,147,977
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 5/15/19 (a)	3,500	3,816,120
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A:
4.00%, 7/01/18	2,000	2,086,820
5.00%, 7/01/19	1,055	1,150,267
Semitropic Improvement District, Refunding RB, Series A, 5.25%, 12/01/19 (a)	500	553,935
Southern California Public Power Authority, Refunding RB, Canyon Power Project, Series A, 5.25%, 1/01/20 (a)	3,325	3,683,568
State of California, GO:
5.00%, 4/01/20	5,585	6,004,043
Refunding Series A, 5.00%, 7/01/19 (a)	5,500	5,983,890
State of California Department of Water Resources, Refunding RB, Central Valley Project, 5.00%, 6/01/18 (a)	2,580	2,720,042
State of California Public Works Board, RB, Various Capital Projects, Sub Series I-1, 5.38%, 11/01/19 (a)	5,000	5,541,250
West Contra Costa Unified School District, GO, Election of 2005, Series B, 5.63%, 8/01/18 (a)	1,300	1,390,909

		84,765,050

Municipal Bonds	Par (000)	Value
Colorado — 1.3%
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A:
5.00%, 11/15/18	$3,000	$3,194,370
5.00%, 11/15/19	500	545,510
Colorado Health Facilities Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series B, 5.00%, 1/01/18	4,440	4,607,654

		8,347,534
Connecticut — 2.5%
Bristol Housing Authority, RB, 0.82%, 8/01/18 (b)	1,800	1,794,942
State of Connecticut, GO, Series A, 5.00%, 4/01/17	6,000	6,061,080
State of Connecticut, Special Tax Revenue, RB, Series A, 5.00%, 8/01/19	3,000	3,255,870
State of Connecticut, Special Tax Revenue, Refunding RB:
5.00%, 8/01/18	1,360	1,438,567
5.00%, 8/01/19	2,665	2,892,298
University of Connecticut, RB, Series A, 5.00%, 2/15/18	1,000	1,043,190

		16,485,947
District of Columbia — 1.4%
District of Columbia Water & Sewer Authority, Refunding RB, Sub Lien, Series A (AGC), 5.00%, 10/01/18 (a)	4,000	4,262,400
Metropolitan Washington Airports Authority, Refunding RB, Series A AMT, 5.00%, 10/01/17	4,000	4,114,560
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 7/01/19	1,000	1,035,950

		9,412,910
Florida — 5.2%
City of Fort Lauderdale Florida Water & Sewer Revenue, Refunding RB, 5.00%, 9/01/19	3,440	3,758,819
Florida Department of Environmental Protection, Refunding RB, Series A, 5.00%, 7/01/18	17,985	18,969,319
South Florida Water Management District, COP, Refunding:
5.00%, 10/01/17	2,000	2,057,500
5.00%, 10/01/19	1,500	1,632,735
State of Florida, GO, Refunding, Series A, 5.00%, 7/01/19	6,500	7,076,875

		33,495,248
Illinois — 4.0%
Chicago O’Hare International Airport, Refunding RB, Series B, 5.00%, 1/01/20	4,000	4,352,920
City of Chicago Illinois Waterworks Revenue, Refunding RB, 5.00%, 11/01/17	1,075	1,107,637
Illinois State Toll Highway Authority, Refunding RB, Series D, 5.00%, 1/01/18	1,250	1,296,700
Metropolitan Water Reclamation District of Greater Chicago, GO, Refunding Series A, 5.00%, 12/01/17	1,005	1,041,391
Regional Transportation Authority, GO, Refunding, ERS, Series B, 0.85%, 6/01/25 (b)	14,270	14,270,000
State of Illinois, Refunding RB, 5.00%, 6/15/19	3,715	3,990,356

		26,059,004
Indiana — 0.9%
Indiana Finance Authority, Refunding RB, VRDN, 0.77%, 12/01/36 (b)	4,300	4,300,000
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Indianapolis Airport Authority Project, AMT, 5.00%, 1/01/19	1,250	1,330,625

		5,630,625

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund

Municipal Bonds	Par (000)	Value
Iowa — 2.9%
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 0.95%, 4/01/22 (b)	$18,960	$18,960,000
Kentucky — 0.8%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Series A, 5.00%, 7/01/17	5,000	5,080,250
Maine — 0.4%
Maine Municipal Bond Bank, Refunding RB, Series D, 5.00%, 11/01/18	2,300	2,457,895
Massachusetts — 5.2%
Commonwealth of Massachusetts, GO, Refunding, Series B, 5.00%, 8/01/19	7,595	8,275,056
Commonwealth of Massachusetts, GO:
Series A, 5.00%, 3/01/20	7,540	8,326,573
Refunding Series D (AGM), 5.50%, 11/01/19	4,250	4,718,478
Massachusetts Clean Water Trust, Refunding RB, 5.00%, 8/01/18	3,500	3,711,820
Massachusetts Development Finance Agency, Refunding RB, Harvard University, Series B-1, 5.00%, 10/15/20 (a)	765	857,458
Massachusetts Health & Educational Facilities Authority, RB, Massachusetts Institution of Technology, Series N, 5.00%, 7/01/17 (a)	5,000	5,103,350
Massachusetts State Educational Financing Authority, RB, AMT:
4.00%, 1/01/17	800	800,056
4.00%, 1/01/18	1,750	1,787,030

		33,579,821
Michigan — 0.9%
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 5.00%, 11/15/17	300	309,423
Henry Ford Health System, 5.00%, 11/15/18	270	286,435
Trinity Health Corp., 5.00%, 12/01/17	2,460	2,548,683
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/19	800	872,128
Michigan State Hospital Finance Authority, RB, 0.95%, 11/15/33 (b)	1,935	1,928,711

		5,945,380
Missouri — 0.4%
University of Missouri, Refunding RB, Series A, 4.00%, 11/01/17	2,555	2,619,642
Nebraska — 1.3%
Nebraska Public Power District, RB, Series B, 5.00%, 1/01/18 (a)	8,000	8,312,720
Nevada — 0.4%
County of Clark Department of Aviation, Refunding RB, Series B, 5.00%, 7/01/18	2,250	2,370,038
New Jersey — 7.4%
New Jersey Educational Facilities Authority, RB:
5.00%, 6/01/17	12,910	13,072,020
Princeton University, Series A, 5.00%, 7/01/18	2,890	3,057,533
New Jersey Educational Facilities Authority, Refunding RB:
Series A, 5.00%, 7/01/17	2,345	2,393,612
The William Paterson University of New Jersey (BAM), 5.00%, 7/01/19	1,995	2,157,173
The William Paterson University of New Jersey (BAM), 5.00%, 7/01/20	1,160	1,277,578
New Jersey Environmental Infrastructure Trust, Refunding RB, Series AR, 4.00%, 9/01/20	5,000	5,414,650

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB, Meridian Health System, 5.00%, 7/01/17	$2,000	$2,038,180
New Jersey Transportation Trust Fund Authority, RB, Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 6/15/20	11,500	12,290,510
New Jersey Turnpike Authority, Refunding RB, Series B:
5.00%, 1/01/19	2,670	2,850,973
5.00%, 1/01/20	3,190	3,487,085

		48,039,314
New Mexico — 0.8%
County of Albuquerque Bernalillo Water Utility Authority, Refunding RB, 5.00%, 7/01/18	3,470	3,673,307
New Mexico Finance Authority, Refunding RB, 5.00%, 6/15/18	1,330	1,405,039

		5,078,346
New York — 19.4%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 5.00%, 7/15/20	335	364,272
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project, 5.00%, 11/01/19	2,950	3,228,333
City of New York New York, GO, Refunding:
Fiscal 2014, Series E, 5.00%, 8/01/18	1,000	1,059,370
Series A, 5.00%, 8/01/19	10,000	10,874,100
City of Yonkers, GO, Series A, 4.00%, 11/15/19	600	634,650
Corning City School District, GO, Refunding, 2.00%, 6/22/17	5,000	5,015,350
County of Nassau New York, GO, Series C, 5.00%, 4/01/19	1,400	1,506,176
County of Westchester New York, GO, Series A, 5.00%, 1/01/20	3,250	3,584,783
Erie County Industrial Development Agency, Refunding RB, 5.00%, 5/01/18	2,000	2,103,980
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
Series E-1, 5.00%, 2/01/18	4,655	4,852,465
Series E-1, 5.00%, 2/01/19	5,000	5,375,100
Series F-1, 5.00%, 2/01/20	4,265	4,699,646
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB:
Fiscal 2014, Series C, 5.00%, 11/01/17	2,180	2,252,441
Series B, 5.00%, 11/01/18	3,605	3,850,681
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	7,125	7,466,501
New York State Dormitory Authority, Refunding RB:
Series A, 5.00%, 3/15/18	20,000	20,958,600
Wyckoff Heights Medical Center, 4.00%, 2/15/18	2,200	2,268,860
New York State Environmental Facilities Corp., Refunding RB, Series A, 5.00%, 6/15/18	5,000	5,285,850
New York State Thruway Authority, Refunding RB:
Series A, 5.00%, 5/01/19	4,740	5,111,426
Series B (AMBAC), 5.50%, 4/01/20	1,175	1,320,641
New York State Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 3/15/19	15,000	16,187,550
Port Authority of New York & New Jersey, RB, 5.00%, 9/15/19	5,000	5,418,800
Port Authority of New York & New Jersey, Refunding RB:
5.00%, 10/01/18	8,765	9,295,020
AMT, 5.00%, 11/15/19	2,750	2,991,203

		125,705,798

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund

Municipal Bonds	Par (000)	Value
North Carolina — 0.7%
Charlotte-Mecklenburg Hospital Authority, Refunding RB, 5.00%, 1/15/19	$765	$819,583
City of Charlotte North Carolina Water & Sewer System Revenue, Refunding RB, 5.00%, 7/01/18	3,500	3,701,810

		4,521,393
Ohio — 3.8%
City of Columbus Ohio, GO, Series A, 5.00%, 2/15/18	10,000	10,442,800
City of Garfield Heights Ohio, GO, Refunding, 1.50%, 6/21/17	1,250	1,252,475
City of Marion, GO, Refunding, 2.00%, 9/07/17	1,000	1,005,000
City of Springfield, GO, 1.50%, 8/03/17	1,000	1,001,850
Hamilton County OH Sales Tax Revenue, Refunding RB, Series A:
3.00%, 12/01/19	1,700	1,761,183
5.00%, 12/01/19	1,000	1,092,680
South-Western City School District, GO, Refunding, 4.00%, 12/01/18	1,000	1,050,740
State of Ohio, GO, Series B, 5.00%, 3/15/19	5,000	5,394,250
Village of Woodmere OH, GO, 1.50%, 10/04/17	1,400	1,402,786

		24,403,764
Oklahoma — 1.3%
County of Cleveland Oklahoma Educational Facilities Authority, LRB, Norman Public Schools Project, 5.00%, 7/01/17	1,520	1,549,093
Grand River Dam Authority, Refunding RB, Series A, 5.00%, 6/01/20	4,000	4,433,800
Norman Regional Hospital Authority, Refunding RB:
4.00%, 9/01/19	1,000	1,050,450
5.00%, 9/01/20	1,000	1,094,070

		8,127,413
Oregon — 2.3%
City of Portland Oregon Sewer System Revenue, Refunding RB, Series A:
1st Lien, 5.00%, 6/01/19	10,000	10,849,200
5.00%, 6/15/18 (c)	3,750	3,960,150

		14,809,350
Pennsylvania — 4.4%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT, 5.00%, 6/15/17	2,000	2,035,160
Commonwealth of Pennsylvania, GO, 2nd Series, 5.00%, 9/15/19	5,000	5,421,550
County of Bucks Pennsylvania, GO, Refunding, 5.00%, 5/01/19	1,500	1,625,355
County of Lehigh Pennsylvania IDA, Refunding RB, Place Electric Utilities Corp. (b):
0.90%, 2/15/27	5,000	4,985,200
0.90%, 9/01/29	5,000	4,985,450
Pennsylvania Economic Development Financing Authority, Refunding RB:
5.00%, 1/01/20	1,500	1,625,010
Series A, 5.00%, 7/01/18	5,000	5,289,050
Pennsylvania Higher Educational Facilities Authority, Refunding RB, State System of Higher Education, Series AL, 5.00%, 6/15/19	2,010	2,175,121
Pennsylvania Turnpike Commission, Refunding RB, Series A, 5.00%, 12/01/19	655	716,688

		28,858,584
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 4.00%, 6/01/17	5,000	5,059,150

Municipal Bonds	Par (000)	Value
Tennessee — 1.9%
State of Tennessee, GO, Refunding:
Series A, 5.00%, 8/01/18	$5,000	$5,303,400
Series A, 5.00%, 8/01/19	4,565	4,984,752
Series B, 5.00%, 8/01/19	2,165	2,364,072

		12,652,224
Texas — 6.3%
City of Corpus Christi Texas Utility System, Refunding RB, 4.00%, 7/15/17	2,000	2,030,700
City of San Antonio Texas, GO, Refunding, 5.00%, 2/01/18	2,475	2,580,559
City of San Antonio Texas, Refunding RB, Junior Lien, Series A, 5.00%, 5/15/18	1,000	1,052,300
City Public Service Board of San Antonio, Refunding RB:
Junior Lien, 5.00%, 2/01/18	6,000	6,253,860
Series D, 5.00%, 2/01/19	6,485	6,966,900
County of Harris Texas, Refunding RB, Senior Lien, Series A, 5.00%, 8/15/19	500	545,315
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, Baylor College of Medicine:
5.00%, 11/15/18	3,455	3,677,537
5.00%, 11/15/19	1,660	1,809,632
Lubbock Health Facilities Development Corp., Refunding RB, St. Joseph Health System, Series B, 5.00%, 7/01/17	2,000	2,039,000
North Texas Municipal Water District, Refunding RB, 5.00%, 9/01/18	5,910	6,279,552
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/20	1,000	1,093,440
Plano Independent School District, GO, Refunding, Series B, 5.00%, 2/15/19	2,105	2,265,169
Tarrant Regional Water District, Refunding RB, Water Control and Improvement District, 5.00%, 3/01/20	3,980	4,390,020

		40,983,984
Utah — 0.9%
County of Washington School District, GO, Refunding, Utah School Board Guaranty Program, 5.00%, 3/01/19	5,355	5,781,097
Virginia — 1.1%
Spotsylvania County, GO, 5.00%, 6/01/20	2,485	2,771,173
Virginia Public School Authority, RB, 5.00%, 7/15/18	4,080	4,322,025

		7,093,198
Washington — 3.0%
City of Seattle Washington Municipal Light & Power Revenue, Refunding RB, 5.00%, 9/01/18	15,715	16,705,830
State of Washington, GO, 5.00%, 7/01/18 (a)	2,625	2,773,129
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 3/01/18	290	301,719

		19,780,678
Wisconsin — 0.3%
City of Milwaukee WI Sewerage System Revenue, RB, Series S7, 5.00%, 6/01/18	2,000	2,107,500
Total Long-Term Investments (Cost — $642,543,452) — 98.3%		638,520,485

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund

Short-Term Securities	Shares	Value
County of Nassau New York, GO, Series A, 2.00%, 3/13/17	2,000,000	$2,004,260
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (d)(e)	953,043	953,043
Total Short-Term Securities (Cost — $2,957,959) — 0.4%		2,957,303
Total Investments (Cost — $645,501,411) — 98.7%		641,477,788
Other Assets Less Liabilities — 1.3%		8,185,560

Net Assets — 100.0%		$649,663,348

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(d)	During the period ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	16,471,442	(15,518,399)	953,043	$953,043	$27,304	$5,352

(e)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$638,520,485	—	$638,520,485
Short-Term Securities	$953,043	2,004,260	—	2,957,303

Total	$953,043	$640,524,745	—	$641,477,788

[1] See above Schedule of Investments for values in each state or political subdivision.

During the six months ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments December 31, 2016 (Unaudited)	BlackRock New York Municipal Opportunities Fund (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
New York — 0.9%
American Museum of Natural History, 4.37%, 7/15/45	$1,000	$1,020,683
New York and Presbyterian Hospital, 4.06%, 8/01/56	2,000	1,871,240
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 7/01/45	1,000	979,069
Northwell Healthcare, Inc., 3.98, 11/01/46	2,000	1,841,204
Total Corporate Bonds — 0.9%		5,712,196

Municipal Bonds
New York — 85.5%
Corporate — 2.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 1/01/35 (a)	280	293,364
City of New York New York Industrial Development Agency, Refunding RB:
Special Needs FAS Pool, 4.38%, 7/01/20	500	471,570
Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	1,520	1,612,522
City of Niagara Falls New York, GO, Refunding, (BAM):
3.00%, 5/15/34	450	403,974
3.00%, 5/15/35	500	442,460
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	369,845
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 3/01/24	750	891,990
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.50%, 10/01/37	780	960,188
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters Issue, 5.25%, 10/01/35	5,405	6,465,137
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	2,150	2,166,555
Southold Local Development Corp., RB, Peconic Landing Inc., Project, 4.00%, 12/01/45	1,900	1,747,126
Syracuse Industrial Development Agency, Refunding RB, AMT, 5.00%, 1/01/35	2,300	2,494,166

		18,318,897
County/City/Special District/School District — 21.9%
Brooklyn Arena Local Development Corp., Refunding RB, Series A:
Barclays Center Project, 5.00%, 7/15/42	3,950	4,267,185
(AGM), 3.00%, 7/15/36	10,870	9,279,828
City of New York New York, GO, Refunding:
Series A, 5.00%, 8/01/29	1,940	2,262,894
Series A, 5.00%, 8/01/30	2,250	2,611,282
Series A, 5.00%, 1/01/38	1,500	1,656,615
Series B, 5.00%, 8/01/31	1,250	1,445,138
Series C, 5.00%, 8/01/34	500	566,710
Series E, 5.50%, 8/01/25	1,280	1,540,544
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	400	445,408
Series B-1, 4.00%, 12/01/43	4,500	4,584,870
Sub-Series D-1, Fiscal 2014, 5.00%, 8/01/31	690	792,334
Sub-Series I-1, 5.38%, 4/01/19 (b)	1,090	1,186,879
Sub-Series I-1, 5.38%, 4/01/36	805	866,848

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York Convention Center Development Corp., RB, Sub Lien, Hotel Unit Fee, Series B (c):
0.00%, 11/15/46	$3,000	$795,240
(AGM), 0.00%, 11/15/55	5,000	839,400
City of New York New York Convention Center Development Corp., Refunding RB:
5.00%, 11/15/35	3,500	3,937,220
5.00%, 11/15/40	6,090	6,781,519
4.00%, 11/15/45	1,775	1,800,134
Hotel Unit Fee Secured, 5.00%, 11/15/45	8,490	9,419,825
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (c)	5,000	1,721,450
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (c)	1,500	449,700
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	1,850	1,853,866
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	759,955
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/46	790	791,651
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	1,000	1,007,200
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	250	250,620
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	547,325
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-1, 5.63%, 7/15/38	200	211,826
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	650	728,137
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2015, Sub-Series B-1, 5.00%, 8/01/42	2,800	3,155,096
Fiscal 2015, Sub-Series E-1, 5.00%, 2/01/41	3,000	3,368,340
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,142,660
Sub-Series B-1, 5.00%, 11/01/36	680	769,889
Sub-Series B-1, 5.00%, 11/01/38	5,000	5,683,600
Sub-Series B-2, 3.15%, 11/01/25	2,000	1,975,060
City of Poughkeepsie New York, GO, Series A, 3.75%, 5/07/17	1,680	1,682,570
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	528,020
City of Yonkers, GO, Refunding, Series B (AGM), 5.00%, 8/01/23	100	115,066
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	620	683,240
County of Nassau New York, GO, Series B, 5.00%, 10/01/30	7,200	8,284,536
County of Westchester New York Industrial Development Agency, RB, White Plains Facilities (ACA), 6.25%, 10/15/27	1,000	909,300

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
Haverstraw-Stony Point Central School District, GO, Refunding, 5.00%, 10/15/36	$140	$159,016
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	5,970	5,990,119
5.75%, 2/15/47	100	112,948
(AGC), 5.00%, 2/15/47	1,000	1,004,420
(AGM), 5.00%, 2/15/47	800	803,536
(NPFGC), 4.50%, 2/15/47	2,315	2,315,046
New York City Transitional Finance Authority Future Tax Secured Revenue, RB:
5.00%, 5/01/40	2,435	2,775,681
4.00%, 5/01/42	5,000	5,145,200
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	9,305	10,252,900
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,311,024
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	5,000	5,162,950
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	400	426,492
4 World Trade Center Project, 5.00%, 11/15/31	860	960,216
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,646,565
4 World Trade Center Project, 5.75%, 11/15/51	1,250	1,424,975
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	425	449,778
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	3,085	3,378,754
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,851,958
State of New York Dormitory Authority, RB:
4.00%, 7/01/33	310	319,653
4.00%, 7/01/35	250	255,763
State of New York State Dormitory Authority, RB, Series C, 5.00%, 10/01/42	1,695	1,886,925
Town of Oyster Bay New York, GO:
3.75%, 3/31/17	190	190,435
3.75%, 3/31/17	130	130,185
Series E, 5.25%, 2/03/17	2,000	2,001,940
Town of Oyster Bay New York, GO, Refunding:
Series C, 4.00%, 6/01/18	615	617,073
Series D, 3.88%, 6/28/17	310	311,004

		142,583,536
Education — 14.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	317,770
Build NYC Resource Corp., RB, The Chapin School, Ltd. Project:
4.00%, 11/01/26	225	251,622
5.00%, 11/01/26	515	620,812
Build NYC Resource Corp., Refunding RB:
New York Law School Project, 5.00%, 7/01/41	1,330	1,442,279
New York Law School Project, 4.00%, 7/01/45	3,695	3,519,709
Series A, 5.00%, 6/01/43	325	365,869

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	$500	$529,710
City of New York New York Trust for Cultural Resources, Refunding RB:
4.00%, 7/01/41	1,500	1,517,760
4.00%, 7/01/46	1,715	1,731,224
American Museum of Natural History, Series A, 5.00%, 7/01/37	885	991,758
Carnegie Hall, Series A, 4.75%, 12/01/39	1,550	1,653,199
Carnegie Hall, Series A, 5.00%, 12/01/39	1,325	1,421,341
City of Niagara Falls New York, GO, Refunding, (BAM), 3.00%, 5/15/32	160	147,891
City of Troy New York Capital Resource Corp., Refunding RB:
5.00%, 8/01/28	2,690	3,105,955
Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	4,280	4,658,309
Rensselaer Polytechnic Institute Project, Series B, 4.00%, 8/01/35	1,000	1,019,850
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/19 (b)	1,000	1,107,900
County of Cattaraugus New York, RB, St. Bonaventure University Project:
5.00%, 5/01/34	130	138,784
5.00%, 5/01/39	165	174,532
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	2,475	2,086,227
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	269,674
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/20 (b)	1,000	1,095,120
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	377,442
5.00%, 7/01/42	220	229,887
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	559,220
County of St. Lawrence New York Industrial Development Agency, Refunding RB:
St. Lawrence University Project, Series A, 4.00%, 7/01/43	2,000	2,033,260
Series B, 4.43%, 7/01/56	1,500	1,470,300
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	498,582
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 7/01/39	1,000	1,102,390
5.00%, 7/01/44	2,000	2,197,840
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project:
5.00%, 7/01/30	200	228,768
5.00%, 7/01/31	200	227,890
5.00%, 7/01/32	440	499,052

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Dutchess County Local Development Corp., Refunding RB, Culinary Institute of America Project (continued):
5.00%, 7/01/35	$155	$173,127
5.00%, 7/01/36	100	111,353
5.00%, 7/01/41	215	238,495
5.00%, 7/01/46	300	331,767
New York State Dormitory Authority, RB:
Income Tax, Series A, 5.00%, 2/15/36	9,000	10,405,260
New School Project, Series B, 4.22%, 7/01/38	1,000	968,150
Series A, 5.00%, 2/15/38	5,000	5,731,400
State of New York Dormitory Authority, Refunding RB, Barnard College, Series A, 5.00%, 7/01/33	470	529,934
State of New York Dormitory Authority, RB:
Columbia University, Series A-2, 5.00%, 10/01/46	2,500	3,195,150
Icahn Shool of Medicine at Mount Sinai, 5.00%, 7/01/40	2,500	2,725,725
New School (AGM), 5.50%, 7/01/20 (b)	1,000	1,131,240
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	643,080
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 7/01/31	230	285,609
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,215,397
Series A, 5.50%, 1/01/44	2,000	2,136,660
State University Dormitory Facilities, Series A, 5.25%, 7/01/19 (b)	5	5,468
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	797,475
Teachers College, Series B, 5.00%, 7/01/42	300	329,109
Touro College & University System Obligation Group, Series A, 4.13%, 1/01/30	600	591,978
University of Rochester, Series A, 5.75%, 7/01/39 (d)	1,000	1,082,690
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 4.00%, 7/01/36	470	481,242
Barnard College, Series A, 5.00%, 7/01/43	1,000	1,104,850
Brooklyn Law School, 5.75%, 7/01/33	475	508,174
Culinary Institute of America, 5.00%, 7/01/42	300	313,482
Fordham University, 5.00%, 7/01/44	850	934,082
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/35	800	882,024
New York University, Series A, 5.00%, 7/01/42	1,000	1,121,220
Pratt Institute, 3.00%, 7/01/34	2,735	2,473,479
Pratt Institute, 3.00%, 7/01/36	1,090	951,450
Pratt Institute, Series A, 5.00%, 7/01/44	1,000	1,085,860
Rochester Institute of Technology, 5.00%, 7/01/34	750	840,105
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,614,118
Skidmore College, Series A, 5.25%, 7/01/29	135	152,253
St. John’s University, Series A, 5.00%, 7/01/37	350	387,237
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,095	2,419,767

Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
State of New York Dormitory Authority, Refunding RB (continued):
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	$2,095	$2,400,891
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	1,003,492
Teachers College, 5.50%, 3/01/39	850	908,718
Town of Hempstead New York Local Development Corp., Refunding RB, Adelphi University Project:
5.00%, 10/01/34	465	518,326
5.00%, 10/01/35	265	294,434

		91,616,197
Health — 8.4%
Buffalo & Erie County Industrial Land Development Corp., RB, 5.25%, 7/01/35	500	548,830
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 7/01/30	600	667,938
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,000	1,077,490
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program:
Series A-1, 6.50%, 7/01/17	135	135,023
Series C-1, 6.50%, 7/01/17	715	715,122
County of Dutchess New York Local Development Corp., RB:
Health Quest Systems, Inc., Series B, 3.00%, 7/01/36	775	670,739
Health Quest Systems, Inc., Series B, 4.00%, 7/01/41	10,755	10,589,696
Series A, 5.00%, 7/01/34	750	829,402
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	329,121
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A, 6.00%, 2/01/28	185	185,266
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	465	465,344
5.00%, 12/01/32	580	580,302
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,175,275
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facility Pooled Program (ACA), 4.90%, 7/01/21	330	329,617
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	844,020
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 7/01/32	305	332,230
County of Suffolk New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1, 6.50%, 7/01/17	55	55,089

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	$330	$329,617
County of Tompkins New York Development Corp., Refunding RB, Kendal at Ithaca, Inc.:
5.00%, 7/01/44	1,250	1,310,512
Project, 4.25%, 7/01/44	1,595	1,574,600
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	3,645	3,964,193
Series B, 6.00%, 11/01/20 (b)	325	376,019
Series B, 6.00%, 11/01/30	50	55,609
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 5.00%, 1/01/28	930	1,017,048
Kendal On Hudson Project, 5.00%, 1/01/34	875	932,339
Westchester Medical Center Obligation, 5.00%, 11/01/46	1,610	1,682,402
State of New York Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 2/15/42	4,390	5,012,634
Healthcare, Series A, 5.00%, 3/15/19 (b)	250	269,950
Hudson Valley Hospital (BHAC) (FHA), 5.00%, 8/15/36	750	764,857
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	5	5,308
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	910	965,965
Mental Health Services (AGM), 5.00%, 2/15/22	80	84,677
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (b)	5	5,308
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	770,728
New York University Hospitals Center, Series A, 5.75%, 7/01/20 (b)	1,055	1,202,405
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/19 (b)	1,675	1,833,907
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/19 (b)	1,725	1,898,535
Orange Regional Medical Center, 5.00%, 12/01/40 (a)	1,300	1,370,707
Orange Regional Medical Center, 5.00%, 12/01/45 (a)	1,700	1,786,326
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	302,780
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,782,183
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,757,400
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/43	1,570	1,697,625
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,000	1,071,870

		54,356,008

Municipal Bonds	Par (000)	Value
New York (continued)
Housing — 2.6%
City of New York New York Housing Development Corp., RB:
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.25%, 7/01/32	$2,020	$2,289,246
M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	400	443,204
Sustainable Neighborhood Bonds, 4.15%, 11/01/46	2,805	2,827,608
City of New York New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 2/15/48	770	784,715
City of Yonkers New York Industrial Development Agency, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	586,311
Sacred Heart Association Project, Series A, 5.00%, 10/01/37	1,640	1,642,083
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,002,390
County Westchester Local Development Corp., Refunding RB, Waterburg Senior Housing, Series A, 5.00%, 6/01/30 (a)	965	962,163
State of New York HFA, RB, M/F Housing:
Affordable Housing, Series D (SONYMA), 3.20%, 11/01/46	2,690	2,346,702
Division Street, Series A, AMT (SONYMA), 5.10%, 2/15/38	875	875,621
Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	2,000	2,001,700
Kensico Terrace Apartments, Series A, AMT (SONYMA), 4.90%, 2/15/38	645	645,348
Series A, Watergate II, AMT, 4.75%, 2/15/34	580	580,325

		16,987,416
State — 2.5%
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/31	1,625	1,904,662
State of New York, GO, Series A, 5.00%, 2/15/39	750	797,820
State of New York Dormitory Authority, RB, Series B, 5.00%, 3/15/37	1,500	1,720,920
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,077,340
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/32	4,000	4,601,400
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,065	1,130,402
Personal Income Tax, Series A, 5.00%, 3/15/34	1,355	1,568,033
Personal Income Tax, Series A, 5.00%, 3/15/35	1,525	1,758,142
University Facilities Grants, 5.50%, 1/01/19	1,845	1,929,630

		16,488,349
Tobacco — 5.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A:
6.25%, 6/01/41 (a)	4,700	4,858,202
5.00%, 6/01/42	3,775	3,454,427
5.00%, 6/01/45	1,395	1,257,216

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Tobacco (continued)
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through, 4.00%, 6/01/51	$3,655	$3,236,429
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, 4.75%, 6/01/39	750	741,810
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	1,765	1,602,091
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 5/15/34	1,750	1,931,912
5.25%, 5/15/40	1,080	1,181,304
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	4,595	4,283,275
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	4,940	4,698,138
Westchester Tobacco Asset Securitization, 4.00%, 6/01/42	6,150	6,024,724
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,145	4,156,316

		37,425,844
Transportation — 18.9%
Metropolitan Transportation Authority, RB:
Series A, 5.63%, 11/15/18 (b)	90	97,357
Series A-1, 5.25%, 11/15/33	540	617,841
Series B, 5.25%, 11/15/44	2,125	2,410,579
Series C, 6.50%, 11/15/28	335	367,291
Series E, 5.00%, 11/15/38	2,350	2,610,639
Series H, 5.00%, 11/15/25	1,000	1,140,770
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	10,000	11,233,800
Green Bonds, Series A-1, 5.25%, 11/15/56	1,560	1,745,905
Green Bonds, Series A-2, 5.00%, 11/15/27	1,000	1,181,650
Series C-1, 5.25%, 11/15/56	5,410	6,083,220
Series F, 5.00%, 11/15/30	1,000	1,130,750
Sub-Series C-1, 5.00%, 11/15/35	1,500	1,686,150
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/51	6,560	7,045,768
5.00%, 11/15/56	3,735	4,043,399
New York Transportation Development Corp., RB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 7/01/46	4,550	4,717,849
5.25%, 1/01/50	4,300	4,505,927
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT:
5.00%, 8/01/26	2,870	2,959,831
5.00%, 8/01/31	6,130	6,251,926
Port Authority of New York & New Jersey, ARB:
Consolidated, 160th Series, 5.65%, 11/01/40	1,800	2,172,096
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,066,960
Consolidated 192 Series, 4.81%, 10/15/65	2,000	2,138,540
Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	2,000	2,255,360

Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (continued)
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
177th Series, AMT, 3.50%, 7/15/37	$2,000	$1,890,340
177th Series, AMT, 4.00%, 1/15/43	1,255	1,262,354
178th Series, AMT, 5.00%, 12/01/43	285	310,696
186th Series, AMT, 5.00%, 10/15/44	6,000	6,583,080
189th Series, 5.00%, 5/01/45	1,150	1,293,198
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,112,880
State of New York Thruway Authority, RB, Junior Lien, Series A:
4.00%, 1/01/51	1,000	1,014,360
4.00%, 1/01/56	1,000	1,013,520
5.25%, 1/01/56	4,850	5,512,170
State of New York Thruway Authority, Refunding RB:
5.00%, 1/01/29	5,000	5,768,250
5.00%, 1/01/31	2,500	2,855,300
General, Series I, 5.00%, 1/01/42	280	305,970
General, Series K, 5.00%, 1/01/32	3,500	3,978,730
Series J, 5.00%, 1/01/41	5,750	6,345,412
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,290	1,471,335
5.00%, 11/15/45	2,000	2,271,200
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (c)	2,480	1,407,177
General, CAB, Series B, 0.00%, 11/15/32 (c)	4,445	2,597,880
General, Series A, 5.00%, 11/15/50	1,000	1,125,030
Series A, 5.00%, 11/15/24	1,375	1,607,485
Series A, 5.00%, 11/15/41	3,750	4,289,588
Series A, 5.00%, 11/15/46	1,500	1,711,920

		123,191,483
Utilities — 8.5%
City of New York New York Municipal Water & Sewer System, Refunding RB:
Fiscal 2013, Series BB, 5.00%, 6/15/47	2,000	2,236,400
Series AA, 4.00%, 6/15/46	5,000	5,061,500
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 6/15/39	1,000	1,127,710
Fiscal 2016, Series A, 3.00%, 6/15/36	2,000	1,843,180
Series FF-2, 5.50%, 6/15/40	800	866,800
Long Island Power Authority, RB, General, Electric Systems:
Series A (AGM), 5.00%, 5/01/36	500	547,390
Series C (CIFG), 5.25%, 9/01/29	3,000	3,579,810
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 4/01/19 (b)	875	954,984
Series A, 6.00%, 5/01/19 (b)	2,450	2,708,695
Series A, 5.00%, 9/01/34	4,280	4,744,808
Series A, 5.75%, 4/01/39	300	321,456
Series B, 5.00%, 9/01/41	1,500	1,675,320
Series B, 5.00%, 9/01/46	7,000	7,781,830
New York State Environmental Facilities Corp., RB, Series B:
4.00%, 8/15/37	2,120	2,234,289
4.00%, 8/15/46	5,000	5,165,400

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds	Par (000)	Value
New York (continued)
Utilities (continued)
State of New York Environmental Facilities Corp., RB, 5.00%, 3/15/45	$2,535	$2,865,894
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 6/15/36	1,000	1,115,090
Subordinated SRF Bonds, 3.00%, 6/15/35	2,730	2,489,733
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB:
5.00%, 4/01/28	100	118,492
5.00%, 4/01/29	375	442,751
4.00%, 4/01/32	100	107,022
Utility Debt Securitization Authority, Refunding RB, Restructuring:
3.00%, 12/15/32	2,770	2,745,236
Series E, 5.00%, 12/15/41	4,225	4,834,752

		55,568,542
Total Municipal Bonds in New York		556,536,272

Puerto Rico — 1.8%
Housing — 0.4%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	2,575	2,723,732
State — 0.4%
Commonwealth of Puerto Rico, Refunding, GO, Refunding, Public Improvement, Series A, 5.50%, 7/01/39 (e)(f)	800	498,000
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35 (e)(f)	2,030	1,367,712
Commonwealth of Puerto Rico, GO, Series A, 6.00%, 7/01/38 (e)(f)	885	560,869

		2,426,581
Tobacco — 0.6%
Children’s Trust Fund Tobacco Settlement, Refunding RB, Asset-Backed Bonds:
5.50%, 5/15/39	1,215	1,214,890
5.63%, 5/15/43	3,070	3,035,647

		4,250,537
Utilities — 0.4%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,785	1,354,262
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24 (d)	320	255,440
6.00%, 7/01/38	1,190	907,375

		2,517,077
Total Municipal Bonds in Puerto Rico		11,917,927
Total Municipal Bonds — 87.3%		568,454,199

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
New York — 17.2%
County/City/Special District/School District — 2.8%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/29	10,000	11,824,400

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (continued)
County/City/Special District/School District (continued)
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	$750	$844,095
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,677,810
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	2,000	2,281,140
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,831,566

		18,459,011
Education — 0.8%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.25%, 7/01/19 (b)	1,350	1,476,347
State of New York Dormitory Authority, RB, Series A, 5.00%, 3/15/44	3,299	3,696,225

		5,172,572
State — 5.0%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,234,646
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/30	8,000	9,396,160
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	2,250	2,541,098
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	1,440	1,553,890
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,095,550
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A:
4.00%, 3/15/37	8,740	9,011,552
5.00%, 3/15/45	6,004	6,809,130

		32,642,026
Transportation — 5.5%
Metropolitan Transportation Authority, Refunding RB, Green Bond, SubSeries B-1, 5.00%, 11/15/36	10,000	11,568,396
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	6,495	7,262,051
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,668,225
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,950	2,229,864
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,748,838
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 11/15/41	10,000	11,438,900

		35,916,274
Utilities — 3.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	3,112,357

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments (continued)	BlackRock New York Municipal Opportunities Fund

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (continued)
Utilities (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System (continued):
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	$3,751	$4,164,451
Series A, 4.75%, 6/15/17 (b)	754	765,192
Series A, 4.75%, 6/15/30	3,246	3,294,648
New York State Environmental Facilities Corp., RB, Subordinated SRF Bonds, 4.00%, 6/15/46	1,503	1,551,607
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/34	5,000	5,881,150
Series B, 4.00%, 12/15/35	1,300	1,382,095

		20,151,500
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2%		112,341,383
Total Long-Term Investments (Cost — $683,505,858) — 105.4%		686,507,778

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.56% (i)(j)	10,793,432	$10,793,432
Total Short-Term Securities (Cost — $10,793,432) — 1.7%		10,793,432
Total Investments (Cost — $694,299,290) — 107.1%		697,301,210
Other Assets Less Liabilities — 1.5%		10,231,354
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.6)%		(56,207,334)

Net Assets — 100.0%		$651,325,230

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Non-income producing security.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $1,191,479. See Note 4 of the Notes to Financial Statements for details.

(i)	During the period ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2016	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	11,992,833	(1,199,401)	10,793,432	$10,793,432	$52,082	$10,681

(j)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(68)	5-Year U.S. Treasury Note	March 2017	$8,001,156	$1,164
(1,043)	10-Year U.S. Treasury Note	March 2017	$129,625,344	(144,545)
(674)	Long U.S. Treasury Bond	March 2017	$101,542,313	18,952
(250)	Ultra U.S. Treasury Bond	March 2017	$40,062,500	42,182
Total				$(82,247)

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock New York Municipal Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$62,298	—	$62,298
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$144,545	—	$144,545

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$12,132,881	—	$12,132,881
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$4,102,208	—	$4,102,208

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,761,977
Average notional value of contracts — short	$274,526,922

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$686,507,778	—	$686,507,778
Short-Term Securities	$10,793,432	—	—	10,793,432

Total	$10,793,432	$686,507,778	—	$697,301,210

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$62,298	—	—	$62,298
Liabilities:
Interest rate contracts	(144,545)	—	—	(144,545)

Total	$(82,247)	—	—	$(82,247)

[1] See above Schedule of Investments for values in each industry, state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $56,125,305 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	51

Statements of Assets and Liabilities

December 31, 2016 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Assets
Investments at value — unaffiliated[1]	$732,390,864	$5,908,904,613	$640,524,745	$686,507,778
Investments at value — affiliated[2]	22,859,201	330,142,124	953,043	10,793,432
Cash pledge for futures contracts	1,007,500	6,416,000	—	5,936,350
Receivables:
Investments sold	3,885,275	110,460	500,000	1,165,000
Capital shares sold	10,643,457	62,004,409	2,661,926	3,512,155
Dividends — affiliated	13,919	101,697	8,889	8,734
Interest — unaffiliated	8,900,541	78,156,120	8,642,087	8,458,534
Prepaid expenses	72,137	241,480	143,357	46,927

Total assets	779,772,894	6,386,076,903	653,434,047	716,428,910

Accrued Liabilities
Bank overdraft	9,650	20,307	4,753	—
Payables:
Investments purchased	6,194,619	29,953,313	—	—
Capital shares redeemed	9,176,786	50,484,442	3,124,245	6,543,006
Income dividends	1,081,703	6,139,199	183,670	604,154
Interest expense and fees	96,242	56,306	—	82,029
Investment advisory fees	276,462	1,906,962	132,715	238,262
Officer’s and Directors’ fees	5,945	21,345	6,689	5,234
Other accrued expenses	330,432	2,284,309	267,579	251,852
Other affiliates	2,493	29,821	3,168	1,660
Service and distribution fees	100,853	909,094	47,880	134,803
Variation margin on futures contracts	188,851	1,228,054	—	1,117,375

Total accrued liabilities	17,464,036	93,033,152	3,770,699	8,978,375

Other Liabilities
TOB Trust Certificates	62,333,983	43,204,986	—	56,125,305
Loan for TOB Trust Certificates	138,632	—	—	—

Total other liabilities	62,472,615	43,204,986	—	56,125,305

Total liabilities	79,936,651	136,238,138	3,770,699	65,103,680

Net Assets	$699,836,243	$6,249,838,765	$649,663,348	$651,325,230

Net Assets Consist of
Paid-in capital	$708,388,338	$6,132,783,617	$653,197,378	$650,631,120
Undistributed net investment income	657,092	1,546,633	489,166	514,454
Accumulated net realized gain (loss)	(19,614,920)	(60,488,774)	427	(2,568,646)
Net unrealized appreciation (depreciation)	10,405,733	175,997,289	(4,023,623)	2,748,302

Net Assets	$699,836,243	$6,249,838,765	$649,663,348	$651,325,230

[1] Investments at cost — unaffiliated	$721,900,735	$5,731,458,100	$644,548,368	$683,505,858
[2] Investments at cost — affiliated	$22,859,201	$330,142,124	$953,043	$10,793,432

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Statements of Assets and Liabilities (concluded)

December 31, 2016 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Net Asset Value
Institutional:
Net assets	$427,318,720	$2,903,562,183	$494,336,202	$205,562,865

Shares outstanding, $0.10 par value	46,271,343	270,995,126	49,116,684	18,726,761

Net asset value	$9.24	$10.71	$10.06	$10.98

Shares authorized	100 Million	800 Million	150 Million	Unlimited

Service:
Net assets	—	$2,459,219	—	—

Shares outstanding, $0.10 par value	—	229,718	—	—

Net asset value	—	$10.71	—	—

Shares authorized	—	375 Million	—	—

Investor A:
Net assets	$207,392,798	$2,316,127,852	$102,076,287	$241,245,871

Shares outstanding, $0.10 par value	22,507,932	216,028,198	10,136,911	21,963,733

Net asset value	$9.21	$10.72	$10.07	$10.98

Shares authorized	100 Million	800 Million	150 Million	Unlimited

Investor A1:
Net assets	—	—	$20,703,416	$114,422,992

Shares outstanding, $0.10 par value	—	—	2,055,571	10,418,201

Net asset value	—	—	$10.07	$10.98

Shares authorized	—	—	150 Million	Unlimited

Investor B:
Net assets	—	$1,044,347	—	—

Shares outstanding, $0.10 par value	—	97,506	—	—

Net asset value	—	$10.71	—	—

Shares authorized	—	375 Million	—	—

Investor C:
Net assets	$65,124,725	$437,847,805	$29,340,838	$84,513,004

Shares outstanding, $0.10 par value	7,048,437	40,835,064	2,988,399	7,697,646

Net asset value	$9.24	$10.72	$9.82	$10.98

Shares authorized	100 Million	375 Million	150 Million	Unlimited

Investor C1:
Net assets	—	$56,130,663	—	$5,580,498

Shares outstanding, $0.10 par value	—	5,237,195	—	508,206

Net asset value	—	$10.72	—	$10.98

Shares authorized	—	375 Million	—	Unlimited

Class K:
Net assets	—	$532,666,696	$3,206,605	—

Shares outstanding, $0.10 par value	—	49,705,100	318,661	—

Net asset value	—	$10.72	$10.06	—

Shares authorized	—	375 Million	150 Million	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	53

Statements of Operations

Six Months Ended December 31, 2016 (Unaudited)	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Opportunities Fund

Investment Income
Interest — unaffiliated	$20,371,219	$119,101,562	$2,800,668	$12,216,028
Dividends — affiliated	68,049	1,118,848	27,304	52,082

Total investment income	20,439,268	120,220,410	2,827,972	12,268,110

Expenses
Investment advisory	2,149,159	14,534,737	1,009,352	1,729,396
Service and distribution — class specific	659,585	5,840,950	263,304	805,488
Transfer agent — class specific	269,634	3,679,213	262,155	201,224
Accounting services	77,648	480,875	66,056	57,681
Registration	72,688	198,851	57,460	33,351
Professional	53,360	84,450	47,282	53,176
Miscellaneous	30,413	74,229	21,036	27,230
Custodian	19,865	123,928	15,913	14,743
Officer and Directors	14,720	59,686	13,278	12,981
Printing	13,271	47,999	16,049	17,331

Total expenses excluding interest expense and fees	3,360,343	25,124,918	1,771,885	2,952,601
Interest expense and fees[1]	384,899	170,183	—	340,397

Total expenses	3,745,242	25,295,101	1,771,885	3,292,998
Less:
Fees waived by the Manager	(167,764)	(1,038,112)	(141,953)	(235,327)
Transfer agent fees waived and/or reimbursed — class specific	(111,027)	(1,702,465)	(178,840)	(125,288)

Total expenses after fees waived and/or reimbursed	3,466,451	22,554,524	1,451,092	2,932,383

Net investment income	16,972,817	97,665,886	1,376,880	9,335,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(3,808,009)	(11,846,874)	56,545	(2,213,645)
Investments — affiliated	3,110	13,331	820	(42)
Capital gain distributions from investment companies — affiliated	60,290	442,951	4,532	10,723
Futures contracts	2,245,746	12,223,685	—	12,132,881

	(1,498,863)	833,093	61,897	9,929,917

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(64,176,132)	(319,142,800)	(6,975,757)	(49,865,129)
Futures contracts	343,564	566,559	—	4,102,208

	(63,832,568)	(318,576,241)	(6,975,757)	(45,762,921)

Net realized and unrealized loss	(65,331,431)	(317,743,148)	(6,913,860)	(35,833,004)

Net Decrease in Net Assets Resulting from Operations	$(48,358,614)	$(220,077,262)	$(5,536,980)	$(26,497,277)

[1] Related to TOB Trusts.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Operations
Net investment income	$16,972,817	$26,085,551
Net realized gain (loss)	(1,498,863)	103,314
Net change in unrealized appreciation (depreciation)	(63,832,568)	50,716,322

Net increase (decrease) in net assets resulting from operations	(48,358,614)	76,905,187

Distributions to Shareholders[1]
From net investment income:
Institutional	(11,064,516)	(16,980,208)
Investor A	(4,682,678)	(7,181,058)
Investor C	(1,135,221)	(1,916,036)

Decrease in net assets resulting from distributions to shareholders	(16,882,415)	(26,077,302)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(88,926,097)	265,166,033

Net Assets
Total increase (decrease) in net assets	(154,167,126)	315,993,918
Beginning of period	854,003,369	538,009,451

End of period	$699,836,243	$854,003,369

Undistributed net investment income, end of period	$657,092	$566,690

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	55

Statements of Changes in Net Assets	BlackRock National Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Operations
Net investment income	$97,665,886	$182,669,906
Net realized gain	833,093	53,400,545
Net change in unrealized appreciation (depreciation)	(318,576,241)	153,842,362

Net increase (decrease) in net assets resulting from operations	(220,077,262)	389,912,813

Distributions to Shareholders[1]
From net investment income:
Institutional	(48,774,642)	(84,917,776)
Service	(37,999)	(57,926)
Investor A	(36,785,195)	(75,806,903)
Investor B	(14,388)	(49,788)
Investor C	(4,808,642)	(9,463,516)
Investor C1	(673,256)	(1,504,471)
Class K	(6,561,676)	(10,785,674)

Decrease in net assets resulting from distributions to shareholders	(97,655,798)	(182,586,054)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(293,784,464)	1,369,356,783

Net Assets
Total increase (decrease) in net assets	(611,517,524)	1,576,683,542
Beginning of period	6,861,356,289	5,284,672,747

End of period	$6,249,838,765	$6,861,356,289

Undistributed net investment income, end of period	$1,546,633	$1,536,545

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Operations
Net investment income	$1,376,880	$2,343,243
Net realized gain	61,897	650,596
Net change in unrealized appreciation (depreciation)	(6,975,757)	3,397,023

Net increase (decrease) in net assets resulting from operations	(5,536,980)	6,390,862

Distributions to Shareholders[1]
From net investment income:
Institutional	(1,219,235)	(2,078,141)
Investor A	(101,635)	(140,293)
Investor A1	(47,494)	(103,838)
Class K	(8,511)	(20,956)
From net realized gain:
Institutional	(200,434)	(26,930)
Investor A	(39,387)	(4,825)
Investor A1	(8,306)	(1,931)
Investor C	(11,552)	(1,931)
Class K	(1,268)	(398)

Decrease in net assets resulting from distributions to shareholders	(1,637,822)	(2,379,243)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	64,061,308	(76,062,745)

Net Assets
Total increase (decrease) in net assets	56,886,506	(72,051,126)
Beginning of period	592,776,842	664,827,968

End of period	$649,663,348	$592,776,842

Undistributed net investment income, end of period	$489,166	$489,161

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	57

Statements of Changes in Net Assets	BlackRock New York Municipal Opportunities Fund

Increase (Decrease) in Net Assets:	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Operations
Net investment income	$9,335,727	$13,424,895
Net realized gain (loss)	9,929,917	(1,892,658)
Net change in unrealized appreciation (depreciation)	(45,762,921)	31,251,813

Net increase (decrease) in net assets resulting from operations	(26,497,277)	42,784,050

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,151,040)	(4,079,953)
Investor A	(3,397,681)	(4,013,453)
Investor A1	(1,777,950)	(3,948,639)
Investor C	(859,762)	(1,231,215)
Investor C1	(76,742)	(206,708)

Decrease in net assets resulting from distributions to shareholders	(9,263,175)	(13,479,968)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	77,836,628	246,913,731

Net Assets
Total increase in net assets	42,076,176	276,217,813
Beginning of period	609,249,054	333,031,241

End of period	$651,325,230	$609,249,054

Undistributed net investment income, end of period	$514,454	$441,902

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.99		$9.28		$9.12	$8.86		$9.26	$8.35

Net investment income[1]	0.20		0.40		0.41	0.44		0.44	0.46
Net realized and unrealized gain (loss)	(0.75)		0.72		0.16	0.26		(0.40)	0.90

Net increase (decrease) from investment operations	(0.55)		1.12		0.57	0.70		0.04	1.36

Distributions from net investment income[2]	(0.20)		(0.41)		(0.41)	(0.44)		(0.44)	(0.45)

Net asset value, end of period	$9.24		$9.99		$9.28	$9.12		$8.86	$9.26

Total Return[3]
Based on net asset value	(5.54)%	[4]	12.32%		6.27%	8.31%		0.17%	16.72%

Ratios to Average Net Assets
Total expenses	0.74%	[5,6]	0.71%	[6]	0.70%	0.76%	[6]	0.76%	0.79%

Total expenses after fees waived and/or reimbursed	0.66%	[5,6]	0.71%	[6]	0.70%	0.76%	[6]	0.76%	0.79%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	0.57%	[5,6]	0.65%	[6]	0.66%	0.69%	[6]	0.66%	0.70%

Net investment income	4.16%	[5,6]	4.23%	[6]	4.37%	5.02%	[6]	4.63%	5.18%

Supplemental Data
Net assets, end of period (000)	$427,319		$554,336		$327,422	$242,949		$198,416	$176,895

Borrowings outstanding, end of period (000)	$62,334		$46,657		$26,216	$28,976		$46,417	$33,861

Portfolio turnover rate	16%		19%		41%	40%		21%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	59

Financial Highlights (continued)	BlackRock High Yield Municipal Fund

	Investor A
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.97		$9.26		$9.10	$8.84		$9.24	$8.33

Net investment income[1]	0.19		0.38		0.38	0.41		0.42	0.43
Net realized and unrealized gain (loss)	(0.76)		0.71		0.16	0.26		(0.41)	0.91

Net increase (decrease) from investment operations	(0.57)		1.09		0.54	0.67		0.01	1.34

Distributions from net investment income[2]	(0.19)		(0.38)		(0.38)	(0.41)		(0.41)	(0.43)

Net asset value, end of period	$9.21		$9.97		$9.26	$9.10		$8.84	$9.24

Total Return[3]
Based on net asset value	(5.78)%	[4]	12.05%		6.00%	8.05%		(0.09)%	16.44%

Ratios to Average Net Assets
Total expenses	0.96%	[5,6]	0.96%	[6]	0.97%	1.01%	[6]	1.01%	1.06%

Total expenses after fees waived and/or reimbursed	0.91%	[5,6]	0.96%	[6]	0.97%	1.01%	[6]	1.01%	1.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	0.82%	[5,6]	0.90%	[6]	0.93%	0.94%	[6]	0.91%	0.97%

Net investment income	3.92%	[5,6]	3.99%	[6]	4.11%	4.80%	[6]	4.38%	4.85%

Supplemental Data
Net assets, end of period (000)	$207,393		$228,140		$156,348	$161,218		$104,693	$83,840

Borrowings outstanding, end of period (000)	$62,334		$46,657		$26,216	$28,976		$46,417	$33,861

Portfolio turnover rate	16%		19%		41%	40%		21%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016		2015	2014		2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.99		$9.28		$9.12	$8.87		$9.27	$8.35

Net investment income[1]	0.15		0.31		0.31	0.35		0.34	0.36
Net realized and unrealized gain (loss)	(0.75)		0.71		0.16	0.25		(0.40)	0.92

Net increase (decrease) from investment operations	(0.60)		1.02		0.47	0.60		(0.06)	1.28

Distributions from net investment income[2]	(0.15)		(0.31)		(0.31)	(0.35)		(0.34)	(0.36)

Net asset value, end of period	$9.24		$9.99		$9.28	$9.12		$8.87	$9.27

Total Return[3]
Based on net asset value	(6.02)%	[4]	11.20%		5.20%	7.11%		(0.84)%	15.65%

Ratios to Average Net Assets
Total expenses	1.72%	[5,6]	1.72%	[6]	1.72%	1.78%	[6]	1.78%	1.82%

Total expenses after fees waived and/or reimbursed	1.67%	[5,6]	1.72%	[6]	1.72%	1.78%	[6]	1.78%	1.82%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	1.57%	[5,6]	1.66%	[6]	1.68%	1.70%	[6]	1.68%	1.73%

Net investment income	3.17%	[5,6]	3.23%	[6]	3.36%	4.08%	[6]	3.62%	4.12%

Supplemental Data
Net assets, end of period (000)	$65,125		$71,527		$54,239	$51,858		$50,647	$36,987

Borrowings outstanding, end of period (000)	$62,334		$46,657		$26,216	$28,976		$46,417	$33,861

Portfolio turnover rate	16%		19%		41%	40%		21%	17%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	61

Financial Highlights	BlackRock National Municipal Fund

	Institutional
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.22		$10.86	$10.88	$10.56	$10.91	$10.05

Net investment income[1]	0.17		0.34	0.38	0.42	0.40	0.46
Net realized and unrealized gain (loss)	(0.51)		0.36	(0.02)	0.32	(0.35)	0.85

Net increase (decrease) from investment operations	(0.34)		0.70	0.36	0.74	0.05	1.31

Distributions from net investment income[2]	(0.17)		(0.34)	(0.38)	(0.42)	(0.40)	(0.45)

Net asset value, end of period	$10.71		$11.22	$10.86	$10.88	$10.56	$10.91

Total Return[3]
Based on net asset value	(3.08)%	[4]	6.68%	3.33%	7.19%	0.37%	13.28%

Ratios to Average Net Assets
Total expenses	0.59%	[5],6	0.60%	0.64%	0.68%	0.68%	0.69%

Total expenses after fees waived and/or reimbursed	0.53%	[5],6	0.58%	0.59%	0.63%	0.62%	0.65%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[7]	0.52%	[5],6	0.57%	0.55%	0.57%	0.56%	0.57%

Net investment income	3.00%	[5],6	3.10%	3.47%	3.98%	3.59%	4.31%

Supplemental Data
Net assets, end of period (000)	$2,903,562		$3,326,972	$2,088,580	$1,796,660	$2,029,739	$2,037,090

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,				Period July 18, 2011[1] to June 30, 2012
			2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$11.21		$10.85	$10.86	$10.55	$10.90	$10.11

Net investment income[2]	0.17		0.34	0.38	0.43	0.38	0.42
Net realized and unrealized gain (loss)	(0.52)		0.34	(0.03)	0.27	(0.37)	0.77

Net increase (decrease) from investment operations	(0.35)		0.68	0.35	0.70	0.01	1.19

Distributions from net investment income[3]	(0.15)		(0.32)	(0.36)	(0.39)	(0.36)	(0.40)

Net asset value, end of period	$10.71		$11.21	$10.85	$10.86	$10.55	$10.90

Total Return[4]
Based on net asset value	(3.10)%	[5]	6.47%	3.23%	6.85%	(0.05)%	11.97%	[5]

Ratios to Average Net Assets
Total expenses	0.77%	[6],7	0.80%	0.82%	0.90%	1.09%	0.91%	[6]

Total expenses after fees waived and/or reimbursed	0.74%	[6],7	0.78%	0.77%	0.85%	1.04%	0.86%	[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[8]	0.74%	[6],7	0.77%	0.74%	0.79%	0.97%	0.78%	[6]

Net investment income	3.02%	[6],7	3.06%	3.52%	4.04%	3.42%	4.11%	[6]

Supplemental Data
Net assets, end of period (000)	$2,459		$2,505	$1,739	$1,089	$1,171	$1,214

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	63

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.23		$10.87	$10.88	$10.57	$10.92	$10.06

Net investment income[1]	0.16		0.33	0.36	0.40	0.38	0.44
Net realized and unrealized gain (loss)	(0.51)		0.36	(0.01)	0.31	(0.34)	0.85

Net increase (decrease) from investment operations	(0.35)		0.69	0.35	0.71	0.04	1.29

Distributions from net investment income[2]	(0.16)		(0.33)	(0.36)	(0.40)	(0.39)	(0.43)

Net asset value, end of period	$10.72		$11.23	$10.87	$10.88	$10.57	$10.92

Total Return[3]
Based on net asset value	(3.17)%	[4]	6.42%	3.26%	6.93%	0.21%	13.10%

Ratios to Average Net Assets
Total expenses	0.83%	[5,6]	0.85%	0.90%	0.90%	0.92%	0.91%

Total expenses after fees waived and/or reimbursed	0.71%	[5,6]	0.74%	0.75%	0.78%	0.78%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[7]	0.71%	[5,6]	0.72%	0.72%	0.72%	0.72%	0.72%

Net investment income	2.81%	[5,6]	2.97%	3.30%	3.81%	3.42%	4.15%

Supplemental Data
Net assets, end of period (000)	$2,316,128		$2,669,101	$2,388,743	$1,990,729	$1,791,782	$1,688,258

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor B
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.22		$10.86	$10.87	$10.56	$10.91	$10.05

Net investment income[1]	0.15		0.29	0.32	0.36	0.33	0.39
Net realized and unrealized gain (loss)	(0.53)		0.34	(0.02)	0.30	(0.35)	0.85

Net increase (decrease) from investment operations	(0.38)		0.63	0.30	0.66	(0.02)	1.24

Distributions from net investment income[2]	(0.13)		(0.27)	(0.31)	(0.35)	(0.33)	(0.38)

Net asset value, end of period	$10.71		$11.22	$10.86	$10.87	$10.56	$10.91

Total Return[3]
Based on net asset value	(3.42)%	[4]	5.89%	2.73%	6.41%	(0.30)%	12.56%

Ratios to Average Net Assets
Total expenses	1.34%	[5,6]	1.39%	1.40%	1.40%	1.41%	1.44%

Total expenses after fees waived and/or reimbursed	1.22%	[5,6]	1.24%	1.26%	1.28%	1.29%	1.30%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[7]	1.22%	[5,6]	1.23%	1.23%	1.22%	1.23%	1.22%

Net investment income	2.72%	[5,6]	2.62%	2.87%	3.38%	2.96%	3.69%

Supplemental Data
Net assets, end of period (000)	$1,044		$1,487	$2,546	$4,705	$10,260	$27,169

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	65

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.23		$10.87	$10.88	$10.57	$10.92	$10.06

Net investment income[1]	0.11		0.24	0.28	0.32	0.30	0.36
Net realized and unrealized gain (loss)	(0.51)		0.36	(0.01)	0.31	(0.35)	0.86

Net increase (decrease) from investment operations	(0.40)		0.60	0.27	0.63	(0.05)	1.22

Distributions from net investment income[2]	(0.11)		(0.24)	(0.28)	(0.32)	(0.30)	(0.36)

Net asset value, end of period	$10.72		$11.23	$10.87	$10.88	$10.57	$10.92

Total Return[3]
Based on net asset value	(3.54)%	[4]	5.63%	2.49%	6.13%	(0.53)%	12.26%

Ratios to Average Net Assets
Total expenses	1.52%	[5,6]	1.54%	1.59%	1.62%	1.62%	1.64%

Total expenses after fees waived and/or reimbursed	1.47%	[5,6]	1.49%	1.50%	1.53%	1.53%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[7]	1.46%	[5,6]	1.47%	1.47%	1.47%	1.47%	1.47%

Net investment income	2.07%	[5,6]	2.22%	2.55%	3.08%	2.67%	3.40%

Supplemental Data
Net assets, end of period (000)	$437,848		$467,928	$397,945	$389,612	$480,207	$483,092

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor C1
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.22		$10.87	$10.88	$10.56	$10.91	$10.06

Net investment income[1]	0.13		0.27	0.30	0.34	0.32	0.38
Net realized and unrealized gain (loss)	(0.50)		0.35	(0.01)	0.32	(0.35)	0.85

Net increase (decrease) from investment operations	(0.37)		0.62	0.29	0.66	(0.03)	1.23

Distributions from net investment income[2]	(0.13)		(0.27)	(0.30)	(0.34)	(0.32)	(0.38)

Net asset value, end of period	$10.72		$11.22	$10.87	$10.88	$10.56	$10.91

Total Return[3]
Based on net asset value	(3.36)%	[4]	5.83%	2.68%	6.43%	(0.35)%	12.37%

Ratios to Average Net Assets
Total expenses	1.31%	[5,6]	1.34%	1.39%	1.42%	1.42%	1.44%

Total expenses after fees waived and/or reimbursed	1.27%	[5,6]	1.30%	1.31%	1.34%	1.34%	1.36%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[7]	1.26%	[5,6]	1.28%	1.28%	1.28%	1.28%	1.28%

Net investment income	2.28%	[5,6]	2.42%	2.74%	3.27%	2.88%	3.60%

Supplemental Data
Net assets, end of period (000)	$56,131		$61,362	$64,049	$71,147	$83,766	$100,161

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	67

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Class K
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,				Period July 18, 2011[1] to June 30, 2012
			2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$11.22		$10.87	$10.88	$10.56	$10.91	$10.11

Net investment income[2]	0.17		0.36	0.39	0.43	0.41	0.45
Net realized and unrealized gain (loss)	(0.50)		0.35	(0.01)	0.32	(0.34)	0.79

Net increase (decrease) from investment operations	(0.33)		0.71	0.38	0.75	0.07	1.24

Distributions from net investment income[3]	(0.17)		(0.36)	(0.39)	(0.43)	(0.42)	(0.44)

Net asset value, end of period	$10.72		$11.22	$10.87	$10.88	$10.56	$10.91

Total Return[4]
Based on net asset value	(2.95)%	[5]	6.70%	3.53%	7.30%	0.47%	12.48%	[5]

Ratios to Average Net Assets
Total expenses	0.50%	[6,7]	0.53%	0.58%	0.61%	0.61%	0.62%	[6]

Total expenses after fees waived and/or reimbursed	0.43%	[6,7]	0.48%	0.49%	0.52%	0.52%	0.54%	[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and reorganization costs[8]	0.42%	[6,7]	0.46%	0.46%	0.46%	0.46%	0.46%	[6]

Net investment income	3.14%	[6,7]	3.24%	3.56%	4.09%	3.69%	4.41%	[6]

Supplemental Data
Net assets, end of period (000)	$532,667		$332,000	$341,071	$366,179	$401,538	$446,620

Borrowings outstanding, end of period (000)	$43,205		—	$275,550	$286,095	$489,432	$468,586

Portfolio turnover rate	35%		83%	28%	35%	37%	39%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights	BlackRock Short-Term Municipal Fund

	Institutional
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.11	$10.16	$10.12	$10.17	$10.18

Net investment income[1]	0.03	0.05	0.04	0.05	0.07	0.09
Net realized and unrealized gain (loss)	(0.12)	0.07	(0.05)	0.04	(0.05)	0.01

Net increase (decrease) from investment operations	(0.09)	0.12	(0.01)	0.09	0.02	0.10

Distributions:[2]
From net investment income	(0.03)	(0.05)	(0.04)	(0.05)	(0.07)	(0.11)
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.04)	(0.05)	(0.07)	(0.11)

Net asset value, end of period	$10.06	$10.18	$10.11	$10.16	$10.12	$10.17

Total Return[4]
Based on net asset value	(0.88)% [5]	1.15%	(0.11)%	0.90%	0.19%	0.96%

Ratios to Average Net Assets
Total expenses	0.50% [6]	0.52%	0.51%	0.51%	0.51%	0.50%

Total expenses after fees waived and/or reimbursed	0.38% [6]	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	0.54% [6]	0.48%	0.42%	0.54%	0.82%	0.93%

Supplemental Data
Net assets, end of period (000)	$494,336	$454,165	$492,702	$619,700	$529,687	$643,910

Portfolio turnover rate	37%	67%	72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	69

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.12	$10.16	$10.12	$10.18	$10.19

Net investment income[1]	0.01	0.02	0.01	0.03	0.04	0.07
Net realized and unrealized gain (loss)	(0.11)	0.06	(0.04)	0.03	(0.06)	0.00 [2]

Net increase (decrease) from investment operations	(0.10)	0.08	(0.03)	0.06	(0.02)	0.07

Distributions:[3]
From net investment income	(0.01)	(0.02)	(0.01)	(0.02)	(0.04)	(0.08)
From net realized gain	(0.00)[4]	(0.00)[4]	—	—	—	—

Total distributions	(0.01)	(0.02)	(0.01)	(0.02)	(0.04)	(0.08)

Net asset value, end of period	$10.07	$10.18	$10.12	$10.16	$10.12	$10.18

Total Return[5]
Based on net asset value	(0.92)% [6]	0.76%	(0.29)%	0.64%	(0.18)%	0.69%

Ratios to Average Net Assets
Total expenses	0.73% [7]	0.71%	0.70%	0.67%	0.68%	0.66%

Total expenses after fees waived and/or reimbursed	0.65% [7]	0.69%	0.69%	0.67%	0.68%	0.66%

Net investment income	0.27% [7]	0.19%	0.13%	0.26%	0.54%	0.67%

Supplemental Data
Net assets, end of period (000)	$102,076	$78,879	$100,980	$137,629	$172,314	$204,729

Portfolio turnover rate	37%	67%	72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A1
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.19	$10.12	$10.17	$10.12	$10.18	$10.19

Net investment income[1]	0.02	0.04	0.03	0.04	0.06	0.08
Net realized and unrealized gain (loss)	(0.12)	0.06	(0.05)	0.05	(0.06)	0.01

Net increase (decrease) from investment operations	(0.10)	0.10	(0.02)	0.09	0.00	0.09

Distributions:[2]
From net investment income	(0.02)	(0.03)	(0.03)	(0.04)	(0.06)	(0.10)
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—	—

Total distributions	(0.02)	(0.03)	(0.03)	(0.04)	(0.06)	(0.10)

Net asset value, end of period	$10.07	$10.19	$10.12	$10.17	$10.12	$10.18

Total Return[4]
Based on net asset value	(0.94)% [5]	1.03%	(0.23)%	0.88%	(0.03)%	0.84%

Ratios to Average Net Assets
Total expenses	0.56% [6]	0.55%	0.55%	0.54%	0.54%	0.54%

Total expenses after fees waived and/or reimbursed	0.50% [6]	0.52%	0.52%	0.52%	0.52%	0.51%

Net investment income	0.43% [6]	0.36%	0.30%	0.42%	0.70%	0.81%

Supplemental Data
Net assets, end of period (000)	$20,703	$25,203	$33,292	$37,280	$44,139	$48,377

Portfolio turnover rate	37%	67%	72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	71

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor C
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.96	$9.95	$10.07	$10.08	$10.18	$10.18

Net investment income (loss)[1]	(0.02)	(0.06)	(0.07)	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	(0.12)	0.07	(0.05)	0.05	(0.06)	0.01

Net increase (decrease) from investment operations	(0.14)	0.01	(0.12)	(0.01)	(0.10)	0.00

Distributions:[2]
From net investment income	—	—	—	—	—	(0.00)[3]
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—	—

Total distributions	(0.00)	(0.00)	—	—	—	(0.00)

Net asset value, end of period	$9.82	$9.96	$9.95	$10.07	$10.08	$10.18

Total Return[4]
Based on net asset value	(1.37)% [5]	0.11%	(1.19)%	(0.10)%	(0.98)%	0.01%

Ratios to Average Net Assets
Total expenses	1.47% [6]	1.48%	1.47%	1.45%	1.46%	1.44%

Total expenses after fees waived and/or reimbursed	1.42% [6]	1.48%	1.47%	1.45%	1.46%	1.44%

Net investment income (loss)	(0.49)% [6]	(0.60)%	(0.70)%	(0.55)%	(0.27)%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$29,341	$31,251	$31,121	$38,520	$50,033	$68,693

Portfolio turnover rate	37%	67%	72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Class K
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30,
		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.18	$10.11	$10.15	$10.11	$10.18	$10.18

Net investment income[1]	0.03	0.05	0.02	0.04	0.07	0.09
Net realized and unrealized gain (loss)	(0.12)	0.06	(0.02)	0.05	(0.07)	0.02

Net increase (decrease) from investment operations	(0.09)	0.11	0.00	0.09	0.00	0.11

Distributions:[2]
From net investment income	(0.03)	(0.04)	(0.04)	(0.05)	(0.07)	(0.11)
From net realized gain	(0.00)[3]	(0.00)[3]	—	—	—	—

Total distributions	(0.03)	(0.04)	(0.04)	(0.05)	(0.07)	(0.11)

Net asset value, end of period	$10.06	$10.18	$10.11	$10.15	$10.11	$10.18

Total Return[4]
Based on net asset value	(0.88)% [5]	1.13%	(0.01)%	0.91%	0.00%	1.07%

Ratios to Average Net Assets
Total expenses	0.43% [6]	0.42%	0.41%	0.39%	0.39%	0.39%

Total expenses after fees waived and/or reimbursed	0.38% [6]	0.42%	0.40%	0.39%	0.39%	0.39%

Net investment income	0.55% [6]	0.45%	0.21%	0.35%	0.79%	0.93%

Supplemental Data
Net assets, end of period (000)	$3,207	$3,279	$6,732	$8,814	$10,372	$63,503

Portfolio turnover rate	37%	67%	72%	56%	41%	51%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	73

Financial Highlights	BlackRock New York Municipal Opportunities Fund

	Institutional
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.58		$10.90	$10.79	$10.46	$11.01	$10.36

Net investment income[1]	0.17		0.36	0.41	0.43	0.46	0.47
Net realized and unrealized gain (loss)	(0.60)		0.69	0.11	0.33	(0.55)	0.65

Net increase (decrease) from investment operations	(0.43)		1.05	0.52	0.76	(0.09)	1.12

Distributions from net investment income[2]	(0.17)		(0.37)	(0.41)	(0.43)	(0.46)	(0.47)

Net asset value, end of period	$10.98		$11.58	$10.90	$10.79	$10.46	$11.01

Total Return[3]
Based on net asset value	(3.71)%	[4]	9.80%	4.86%	7.52%	(1.06)%	11.06%

Ratios to Average Net Assets
Total expenses	0.78%	[5,6]	0.76%	0.78%	0.80%	0.77%	0.80%

Total expenses after fees waived and/or reimbursed	0.64%	[5,6]	0.70%	0.69%	0.79%	0.77%	0.80%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	0.54%	[5,6]	0.65%	0.65%	0.74%	0.71%	0.76%

Net investment income	2.97%	[5,6]	3.26%	3.73%	4.16%	4.07%	4.43%

Supplemental Data
Net assets, end of period (000)	$205,563		$186,378	$79,506	$34,777	$34,029	$31,875

Borrowings outstanding, end of period (000)	$56,125		$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	22%		20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestmnet of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.58		$10.91	$10.80	$10.47	$11.02	$10.37

Net investment income[1]	0.15		0.33	0.38	0.41	0.43	0.45
Net realized and unrealized gain (loss)	(0.59)		0.68	0.11	0.33	(0.55)	0.65

Net increase (decrease) from investment operations	(0.44)		1.01	0.49	0.74	(0.12)	1.10

Distributions from net investment income[2]	(0.16)		(0.34)	(0.38)	(0.41)	(0.43)	(0.45)

Net asset value, end of period	$10.98		$11.58	$10.91	$10.80	$10.47	$11.02

Total Return[3]
Based on net asset value	(3.83)%	[4]	9.53%	4.61%	7.26%	(1.30)%	10.77%

Ratios to Average Net Assets
Total expenses	1.00%	[5,6]	1.01%	1.04%	1.03%	1.02%	1.06%

Total expenses after fees waived and/or reimbursed	0.89%	[5,6]	0.94%	0.93%	1.03%	1.02%	1.06%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	0.79%	[5,6]	0.89%	0.89%	0.98%	0.95%	1.02%

Net investment income	2.72%	[5,6]	3.01%	3.50%	3.92%	3.82%	4.17%

Supplemental Data
Net assets, end of period (000)	$241,246		$213,000	$82,376	$46,084	$50,220	$43,030

Borrowings outstanding, end of period (000)	$56,125		$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	22%		20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	75

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor A1
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.58		$10.91	$10.80	$10.46	$11.02	$10.37

Net investment income[1]	0.16		0.35	0.40	0.42	0.44	0.47
Net realized and unrealized gain (loss)	(0.59)		0.67	0.11	0.34	(0.56)	0.65

Net increase (decrease) from investment operations	(0.43)		1.02	0.51	0.76	(0.12)	1.12

Distributions from net investment income[2]	(0.17)		(0.35)	(0.40)	(0.42)	(0.44)	(0.47)

Net asset value, end of period	$10.98		$11.58	$10.91	$10.80	$10.46	$11.02

Total Return[3]
Based on net asset value	(3.76)%	[4]	9.55%	4.71%	7.53%	(1.24)%	10.97%

Ratios to Average Net Assets
Total expenses	0.84%	[5,6]	0.86%	0.88%	0.88%	0.87%	0.88%

Total expenses after fees waived and/or reimbursed	0.75%	[5,6]	0.83%	0.83%	0.88%	0.87%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	0.65%	[5,6]	0.78%	0.79%	0.83%	0.80%	0.84%

Net investment income	2.86%	[5,6]	3.17%	3.61%	4.07%	3.98%	4.36%

Supplemental Data
Net assets, end of period (000)	$114,423		$124,864	$125,718	$132,184	$140,469	$154,473

Borrowings outstanding, end of period (000)	$56,125		$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	22%		20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock New York Municipal Opportunities Fund

	Investor C
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.58		$10.90	$10.80	$10.46	$11.01	$10.37

Net investment income[1]	0.11		0.25	0.30	0.33	0.34	0.37
Net realized and unrealized gain (loss)	(0.59)		0.69	0.10	0.34	(0.55)	0.64

Net increase (decrease) from investment operations	(0.48)		0.94	0.40	0.67	(0.21)	1.01

Distributions from net investment income[2]	(0.12)		(0.26)	(0.30)	(0.33)	(0.34)	(0.37)

Net asset value, end of period	$10.98		$11.58	$10.90	$10.80	$10.46	$11.01

Total Return[3]
Based on net asset value	(4.19)%	[4]	8.72%	3.74%	6.57%	(2.04)%	9.89%

Ratios to Average Net Assets
Total expenses	1.75%	[5,6]	1.76%	1.78%	1.78%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed	1.65%	[5,6]	1.69%	1.68%	1.77%	1.77%	1.77%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	1.54%	[5,6]	1.64%	1.64%	1.72%	1.70%	1.73%

Net investment income	1.97%	[5,6]	2.27%	2.75%	3.17%	3.07%	3.45%

Supplemental Data
Net assets, end of period (000)	$84,513		$77,338	$37,670	$27,595	$27,082	$25,201

Borrowings outstanding, end of period (000)	$56,125		$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	22%		20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	77

Financial Highlights (concluded)	BlackRock New York Municipal Opportunities Fund

	Investor C1
	Six Months Ended December 31, 2016 (Unaudited)		Year Ended June 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.58		$10.90	$10.80	$10.46	$11.02	$10.37

Net investment income[1]	0.14		0.30	0.34	0.37	0.39	0.42
Net realized and unrealized gain (loss)	(0.60)		0.68	0.10	0.34	(0.56)	0.64

Net increase (decrease) from investment operations	(0.46)		0.98	0.44	0.71	(0.17)	1.06

Distributions from net investment income[2]	(0.14)		(0.30)	(0.34)	(0.37)	(0.39)	(0.41)

Net asset value, end of period	$10.98		$11.58	$10.90	$10.80	$10.46	$11.02

Total Return[3]
Based on net asset value	(4.00)%	[4]	9.12%	4.11%	7.00%	(1.73)%	10.43%

Ratios to Average Net Assets
Total expenses	1.32%	[5],6	1.35%	1.37%	1.37%	1.36%	1.37%

Total expenses after fees waived and/or reimbursed	1.24%	[5],6	1.32%	1.32%	1.36%	1.36%	1.37%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees[7]	1.14%	[5],6	1.27%	1.28%	1.31%	1.29%	1.33%

Net investment income	2.38%	[5],6	2.68%	3.12%	3.58%	3.49%	3.86%

Supplemental Data
Net assets, end of period (000)	$5,580		$7,670	$7,762	$8,827	$10,038	$11,093

Borrowings outstanding, end of period (000)	$56,125		$49,774	$18,711	$18,711	$23,852	$22,007

Portfolio turnover rate	22%		20%	22%	18%	24%	19%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[7]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock Multi-State Municipal Series Trust (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification
BlackRock Municipal Bond Fund, Inc.	BlackRock High Yield Municipal Fund	High Yield Municipal	Diversified
	BlackRock National Municipal Fund	National Municipal	Diversified
	BlackRock Short-Term Municipal Fund	Short-Term Municipal	Diversified
BlackRock Multi-State Municipal Series Trust	BlackRock New York Municipal Opportunities Fund	New York Municipal	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans and, for National Municipal only, fee based programs previously approved by the Fund. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service Shares and Class K1	No	No	None
Investor A Shares	Yes	No2	None
Investor A1 Shares	No3	No4	None
Investor B Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No5	None

[1]	On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares were redesignated as Class K Shares.

[2]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[3]

Investor A1 Shares are subject to a maximum sales charge on purchases. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases by certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[4]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

[5]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer sponsored retirement plans or, for National Municipal only, fee based programs previously approved by the Fund, or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	79

Notes to Financial Statements (continued)

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “restricted cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statement of Cash Flows.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

80	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	81

Notes to Financial Statements (continued)

TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended December 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended December 31, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
High Yield Municipal	$113,119,692	$63,333,983	0.75% - 0.92%	$59,241,524	1.28%
National Municipal	$99,134,601	$43,204,986	0.75% - 0.80%	$28,014,253	1.21%
New York Municipal	$112,341,383	$56,125,305	0.75% - 0.87%	$54,011,954	1.24%

82	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at December 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at December 31, 2016.

For the six months ended December 31, 2016, the following table is a summary of High Yield Municipal’s Loan for TOB Trust Certificates:

	Loan Outstanding at Period End	Interest Rate on Loan at Period End	Average Loan Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loan
High Yield Municipal	$138,632	0.25%	$189,533	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation and Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentage of the average daily value of each Fund’s net assets.

High Yield Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440%
$3 Billion — $5 Billion	0.420%
$5 Billion — $10 Billion	0.410%
Greater than $10 Billion	0.400%

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	83

Notes to Financial Statements (continued)

Prior to November 1, 2016, the annual rates as a percentage of average daily net assets for High Yield Municipal were as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.550%
$250 — $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:

	Rate of Investment Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.450%	0.400%
$250 Million — $400 Million	0.425%	0.375%
$400 Million — $550 Million	0.425%	0.350%
Greater than $550 Million	0.425%	0.325%

[1]

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

New York Municipal:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.470%
$1 Billion — $3 Billion	0.440%
$3 Billion — $5 Billion	0.420%
$5 Billion — $10 Billion	0.410%
Greater than $10 Billion	0.400%

Prior to November 1, 2016, the annual rates as a percentage of average daily net assets for New York Municipal were as follows:

Investment Advisory Fee
Average Daily Net Assets	0.550%

Service and Distribution Fees: The Corporation and Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	—	0.25%
	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended December 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
High Yield Municipal	—	$299,891	—	—	$359,694	—	$659,585
National Municipal	$3,401	$3,266,764	—	$4,666	$2,328,385	$237,734	$5,840,950
Short-Term Municipal	—	$103,798	$11,780	—	$147,726	—	$263,304
New York Municipal	—	$304,594	$60,467	—	$421,590	$18,837	$805,488

84	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Total
National Municipal	$490,703	$77	$688	—	—	$14	—	$491,482
Short-Term Municipal	$130,934	—	—	—	—	—	—	$130,934

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the six months ended December 31, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	$577	—	$893	—	—	$368	—	—	$1,838
National Municipal	$21,959	—	$7,916	—	$19	$1,682	$289	$5,007	$36,872
Short-Term Municipal	$811	—	$156	$157	—	$157	—	—	$1,281
New York Municipal	$448	—	$632	$1,207	—	$368	$14	—	$2,669

For the six months ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	$194,980	—	$54,086	—	—	$20,568	—	—	$269,634
National Municipal	$1,979,168	$780	$1,488,082	—	$841	$128,672	$13,759	$67,911	$3,679,213
Short-Term Municipal	$218,609	—	$28,551	$5,751	—	$8,853	—	$391	$262,155
New York Municipal	$84,590	—	$63,102	$29,965	—	$22,725	$842	—	$201,224

Other Fees: For the six months ended December 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$11,712	$33,624	$2,634	$13,056

For the six months ended December 31, 2016, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$42,656	$50,327	$7,937	$22,550
Investor C	$5,242	$36,365	$69	$13,103

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	High Yield Municipal[1]	National Municipal[2,3]	Short-Term Municipal[2,4]	New York Municipal[2,5]
Institutional	0.57%	0.44%	0.36%	0.50%
Service	—	0.69%	—	—
Investor A	0.82%	0.69%	0.61%	0.75%
Investor A1	—	—	0.46%	0.60%
Investor B	—	1.19%	—	—
Investor C	1.57%	1.44%	1.36%	1.50%
Investor C1	—	1.24%	—	1.10%
Class K	—	0.39%	0.31%	—

[1]	Contractual waiver became effective on June 15, 2016.
[2]	Contractual waiver became effective on October 14, 2016.
[3]	Prior to October 14, 2016, the contractual waivers for Class K (formerly BlackRock), Investor A, Investor B, Investor C and Investor C1 Shares were 0.46%, 0.72%, 1.23%, 1.47% and 1.28%, respectively.
[4]	Prior to October 14, 2016, the contractual waivers for Institutional, Investor A, Investor A1 and Investor C Shares were 0.40%, 0.69%, 0.52% and 1.55%, respectively.
[5]	Prior to October 14, 2016, the contractual waivers for Institutional, Investor A and Investor C Shares were 0.57%, 0.82% and 1.57%, respectively.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	85

Notes to Financial Statements (continued)

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations. Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C1	Class K	Total
High Yield Municipal	$94,579	—	$9,425	—	—	$7,023	—	—	$111,027
National Municipal	$492,120	$63	$1,091,249	—	$576	$53,050	$4,003	$61,404	$1,702,465
Short-Term Municipal	$165,846	—	$10,413	$2,008	—	$402	—	$171	$178,840
New York Municipal	$61,303	—	$37,526	$11,245	—	$14,986	$228	—	$125,288

The Manager has agreed not to reduce or discontinue this contractual expense limitation through October 31, 2017, unless approved by the Board, including a majority of the directors/trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds.

Prior to November 1, 2016, the Manager has voluntarily agreed to waive a portion of its investment advisory fee on High Yield Municipal and New York Municipal, to 0.47% of the average daily net assets of each Fund. This voluntary waiver was discontinued on November 1, 2016 for both Funds.

For the six months ended December 31, 2016, the Manager waived the following amounts, which are included in fees waived by the Manager in the Statements of Operations:

	High Yield Municipal	New York Municipal
Amount waived	$153,298	$176,161

In addition, the following Funds had a waiver of investment advisory fees, which are included in fees waived by the Manager in the Statements of Operations. For the six months ended December 31, 2016, the amounts were as follows:

	National Municipal	Short-Term Municipal	New York Municipal
Amount waived	$921,407	$136,008	$48,165

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended December 31, 2016, the amounts waived were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amount waived	$14,466	$116,705	$5,945	$11,001

For the period September 1, 2016 through October 28, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by the Funds with respect to any portion of such Funds’ assets estimated to be attributable to investments in other equity and fixed-income exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. Effective October 28, 2016, the waiver became contractual through October 31, 2017. This contractual agreement may be terminated by a majority of the Independent Directors of the Funds, or by a vote of a majority of the outstanding voting securities of the Funds.

For the six months ended December 31, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Amount reimbursed	$3,312	$33,393	$3,312	$2,297

With respect to the contractual expense caps, if during New York Municipal’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

86	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the six months ended December 31, 2016, the Manager did not recoup any of New York Municipal’s fund level and class specific waivers and/or reimbursements.

On December 31, 2016, New York Municipal’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring June 30, 2017	Expiring June 30, 2018	Expiring June 30, 2019
Fund level	$152,124	$101,617	$48,165
Institutional	$15,974	$44,470	$61,303
Investor A	$31,859	$59,301	$37,526
Investor A1	—	—	$11,244
Investor C	$14,136	$21,896	$14,986
Investor C1	—	—	$228

The following fund level and class specific waivers and/or reimbursements previously recorded by the New York Municipal, which were subject to recoupment by the Manager, expired on June 30, 2016:

Fund Level	$5,627
Institutional	$2,003
Investor A	$1,026
Investor C	$633

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, High Yield Municipal may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by High Yield Municipal investment policies and restrictions. High Yield Municipal is currently permitted to borrow and lend under the Interfund Lending Program.

High Yield Municipal may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. High Yield Municipal may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If High Yield Municipal’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, High Yield Municipal did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Corporation/Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Corporation’s and the Trust’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the six months ended December 31, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
High Yield Municipal	$135,091,051	$212,129,085
National Municipal	$2,253,305,645	$2,478,494,835
Short-Term Municipal	$267,203,230	$223,198,181
New York Municipal	$235,922,952	$140,978,783

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	87

Notes to Financial Statements (continued)

As of June 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	New York Municipal
No expiration date[1]	$8,723,665	—	$12,693,304
2017	2,901,962	$23,312,712	2,020,225
2018	4,665,271	41,255,757	367,311
2019	1,973,257	—	1,028,212

Total	$18,264,155	$64,568,469	$16,109,052

[1]	Must be utilized prior to losses subject to expiration.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax cost	$682,129,351	$6,018,065,504	$645,501,411	$638,435,190

Gross unrealized appreciation	$28,339,712	$253,790,086	$38,379	$18,948,868
Gross unrealized depreciation	(17,691,613)	(76,013,839)	(4,062,002)	(16,208,153)

Net unrealized appreciation (depreciation)	$10,648,099	$177,776,247	$(4,023,623)	$2,740,715

9. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

88	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which took effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject the Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Fund’s respective portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, National Municipal and New York Municipal invested a significant portion of their assets in securities in the transportation sector. Short-Term Municipal invested a significant portion of its assets in securities in the county, city, special district, school district sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	89

Notes to Financial Statements (continued)

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,102,730	$174,727,769	32,554,983	$312,280,507
Shares issued in reinvestment of distributions	699,537	6,769,128	1,026,190	9,836,372
Shares redeemed	(28,032,415)	(267,933,941)	(13,365,639)	(127,437,567)

Net increase (decrease)	(9,230,148)	$(86,437,044)	20,215,534	$194,679,312

Investor A
Shares sold	7,999,971	$78,062,353	12,102,701	$115,793,815
Shares issued in reinvestment of distributions	415,056	3,989,605	571,395	5,457,455
Shares redeemed	(8,801,171)	(83,774,572)	(6,665,756)	(63,496,067)

Net increase (decrease)	(386,144)	$(1,722,614)	6,008,340	$57,755,203

Investor C
Shares sold	881,393	$8,618,585	2,156,577	$20,723,617
Shares issued in reinvestment of distributions	94,704	912,205	154,636	1,478,964
Shares redeemed	(1,085,433)	(10,297,229)	(995,541)	(9,471,063)

Net increase (decrease)	(109,336)	$(766,439)	1,315,672	$12,731,518

Total Net Increase (Decrease)	(9,725,628)	$(88,926,097)	27,539,546	$265,166,033

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
National Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	54,238,778	$592,243,334	152,075,238	$1,669,761,983
Shares issued in reinvestment of distributions	2,978,962	32,621,581	5,024,776	55,368,180
Shares redeemed	(82,723,423)	(899,008,996)	(52,846,645)	(583,120,790)

Net increase (decrease)	(25,505,683)	$(274,144,081)	104,253,369	$1,142,009,373

Service
Shares sold	40,894	$454,300	83,642	$920,540
Shares issued in reinvestment of distributions	2,547	27,834	3,435	37,793
Shares redeemed	(37,173)	(397,127)	(23,839)	(260,353)

Net increase	6,268	$85,007	63,238	$697,980

Investor A
Shares sold	52,298,043	$567,488,395	67,003,340	$736,421,470
Shares issued in reinvestment of distributions	3,066,951	33,621,401	6,267,777	69,029,096
Shares redeemed	(77,048,644)	(830,970,099)	(55,304,665)	(608,981,762)

Net increase (decrease)	(21,683,650)	$(229,860,303)	17,966,452	$196,468,804

Investor B
Shares sold	1,040	$11,635	7,155	$78,793
Shares issued in reinvestment of distributions	773	8,463	2,831	31,092
Shares redeemed	(36,909)	(408,082)	(111,796)	(1,228,957)

Net decrease	(35,096)	$(387,984)	(101,810)	$(1,119,072)

Investor C
Shares sold	3,700,245	$40,797,505	9,925,990	$109,349,291
Shares issued in reinvestment of distributions	357,559	3,917,595	692,085	7,622,657
Shares redeemed	(4,894,492)	(53,329,382)	(5,551,773)	(61,145,503)

Net increase (decrease)	(836,688)	$(8,614,282)	5,066,302	$55,826,445

90	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Notes to Financial Statements (continued)

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
National Municipal (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	81	$895	233	$2,556
Shares issued in reinvestment of distributions	36,367	398,334	80,547	886,328
Shares redeemed	(266,229)	(2,918,366)	(507,950)	(5,581,745)

Net decrease	(229,781)	$(2,519,137)	(427,170)	$(4,692,861)

Class K*
Shares sold	23,694,458	$260,192,952	294,187	$3,245,263
Shares issued in reinvestment of distributions	233,823	2,559,678	452,071	4,975,458
Shares redeemed	(3,806,380)	(41,096,314)	(2,554,529)	(28,054,607)

Net increase (decrease)	20,121,901	$221,656,316	(1,808,271)	$(19,833,886)

Total Net Increase (Decrease)	(28,162,729)	$(293,784,464)	125,012,110	$1,369,356,783

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
Short-Term Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,700,417	$158,867,945	15,904,804	$161,455,640
Shares issued in reinvestment of distributions	65,288	660,295	92,840	942,600
Shares redeemed	(11,267,556)	(113,855,178)	(20,103,812)	(204,071,621)

Net increase (decrease)	4,498,149	$45,673,062	(4,106,168)	$(41,673,381)

Investor A
Shares sold	5,175,044	$52,313,277	4,789,098	$48,577,839
Shares issued in reinvestment of distributions	12,347	124,707	11,694	118,869
Shares redeemed	(2,795,188)	(28,272,691)	(7,037,384)	(71,416,307)

Net increase (decrease)	2,392,203	$24,165,293	(2,236,592)	$(22,719,599)

Investor A1
Shares sold	8	$78	8	$82
Shares issued in reinvestment of distributions	3,377	34,180	6,054	61,529
Shares redeemed	(421,845)	(4,274,479)	(821,749)	(8,357,824)

Net decrease	(418,460)	$(4,240,221)	(815,687)	$(8,296,213)

Investor C
Shares sold	602,418	$5,938,170	1,516,857	$15,084,860
Shares issued in reinvestment of distributions	977	9,588	165	1,639
Shares redeemed	(753,814)	(7,449,089)	(1,505,138)	(14,980,853)

Net increase (decrease)	(150,419)	$(1,501,331)	11,884	$105,646

Class K
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	967	$9,779	2,104	$21,354
Shares redeemed	(4,443)	(45,274)	(345,904)	(3,500,552)

Net decrease	(3,476)	$(35,495)	(343,800)	$(3,479,198)

Total Net Increase (Decrease)	6,317,997	$64,061,308	(7,490,363)	$(76,062,745)

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	91

Notes to Financial Statements (concluded)

	Six Months Ended December 31, 2016		Year Ended June 30, 2016
New York Municipal Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,823,994	$65,622,894	10,141,296	$113,200,720
Shares issued in reinvestment of distributions	217,711	2,450,839	284,024	3,178,427
Shares redeemed	(3,414,232)	(37,701,576)	(1,619,815)	(18,042,743)

Net increase	2,627,473	$30,372,157	8,805,505	$98,336,404

Investor A
Shares sold	7,396,164	$84,064,892	12,277,802	$137,550,456
Shares issued in reinvestment of distributions	278,006	3,128,971	317,895	3,560,801
Shares redeemed	(4,098,605)	(45,555,268)	(1,760,247)	(19,702,144)

Net increase	3,575,565	$41,638,595	10,835,450	$121,409,113

Investor A1
Shares sold	3,732	$40,682	749	$8,589
Shares issued in reinvestment of distributions	107,183	1,208,090	241,001	2,687,208
Shares redeemed	(472,785)	(5,347,611)	(988,893)	(11,013,932)

Net decrease	(361,870)	$(4,098,839)	(747,143)	$(8,318,135)

Investor C
Shares sold	1,668,439	$18,911,491	3,727,791	$41,660,891
Shares issued in reinvestment of distributions	68,763	773,626	95,068	1,063,276
Shares redeemed	(718,848)	(7,993,660)	(598,900)	(6,684,986)

Net increase	1,018,354	$11,691,457	3,223,959	$36,039,181

Investor C1
Shares sold	—	—	10	$116
Shares issued in reinvestment of distributions	3,930	$44,328	11,982	133,549
Shares redeemed	(157,997)	(1,811,070)	(61,535)	(686,497)

Net decrease	(154,067)	$(1,766,742)	(49,543)	$(552,832)

Total Net Increase	6,705,455	$77,836,628	22,068,228	$246,913,731

*	On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of BlackRock National Municipal Fund were redesignated as Class K Shares.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

92	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Lena G. Goldberg, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Henry R. Keizer, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Corporation and Trust effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Corporation and Trust.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	93

Additional Information

General Information

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology is applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

94	SEMI-ANNUAL REPORT	DECEMBER 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	DECEMBER 31, 2016	95

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-12/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –  The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –  Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date: March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date: March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust

Date: March 6, 2017

3